Report of Independent Registered Public Accounting Firm

To the Board of Directors of ReliaStar United Services and Contract Owners of ReliaStar United Services Variable Life Separate Account I

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the table below that comprise ReliaStar United Services Variable Life Separate Account I (the Separate Account), as of December 31, 2021, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Subaccounts
Voya Balanced Portfolio - Class I	Voya Government Liquid Assets Portfolio - Class I
Voya Intermediate Bond Portfolio - Class I	Voya Growth and Income Portfolio - Class I

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

A member firm of Ernst & Young Global Limited

We have served as the Separate Accounts Auditor since 2001.
March 31, 2022
A member firm of Ernst & Young Global Limited

RELIASTAR UNITED SERVICES
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Assets and Liabilities
December 31, 2021
(In thousands, except number of shares)

	Voya Balanced Portfolio - Class I	Voya Intermediate Bond Portfolio - Class I	Voya Government Liquid Assets Portfolio - Class I	Voya Growth and Income Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$10,614	$685	$311	$22,005
Receivable from related parties	998	41	22	2,188
Net assets	$11,612	$726	$333	$24,193

Total number of mutual fund shares	566,487	53,339	311,263	942,396

Cost of mutual fund shares	$6,979	$614	$315	$8,962

The accompanying notes are an integral part of these financial statements.

RELIASTAR UNITED SERVICES
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Operations
For the Year Ended December 31, 2021
(In thousands)

	Voya Balanced Portfolio - Class I	Voya Intermediate Bond Portfolio - Class I	Voya Government Liquid Assets Portfolio - Class I	Voya Growth and Income Portfolio - Class I
Net investment income (loss)
Income:
Dividends	$163	$21	$—	$210
Expenses:
Mortality and expense risk charges	15	2	1	—
Net investment income (loss)	148	19	(1)	210

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	20	—	—	38
Net unrealized appreciation
(depreciation) of investments	1,468	(27)	—	4,978
Net realized and unrealized gain (loss)
on investments	1,488	(27)	—	5,016
Net increase (decrease) in net assets
resulting from operations	$1,636	$(8)	$(1)	$5,226

The accompanying notes are an integral part of these financial statements.
4

RELIASTAR UNITED SERVICES
VARIABLE LIFE SEPARATE ACCOUNT I
Statements of Changes in Net Assets
For the Years Ended December 31, 2021 and 2020
(In thousands)

	Voya Balanced Portfolio - Class I	Voya Intermediate Bond Portfolio - Class I	Voya Government Liquid Assets Portfolio - Class I	Voya Growth and Income Portfolio - Class I
Net assets at January 1, 2020	$9,840	$803	$342	$17,938

Increase (decrease) in net assets
Operations:
Net investment income (loss)	188	23	(1)	222
Net realized gain (loss) on investments	—	—	—	(65)
Net unrealized appreciation
(depreciation) of investments	705	26	—	2,301
Net increase (decrease) in net assets
resulting from operations	893	49	(1)	2,458
Changes from principal transactions:
Premiums	175	16	11	301
Surrenders and withdrawals	(542)	(116)	(2)	(1,116)
Transfers between Divisions
(including fixed account), net	(2)	(6)	(11)	108
Increase (decrease) in net assets
derived from principal transactions	(369)	(106)	(2)	(707)
Total increase (decrease) in net assets	524	(57)	(3)	1,751
Net assets at December 31, 2020	10,364	746	339	19,689

Increase (decrease) in net assets
Operations:
Net investment income (loss)	148	19	(1)	210
Net realized gain (loss) on investments	20	—	—	38
Net unrealized appreciation
(depreciation) of investments	1,468	(27)	—	4,978
Net increase (decrease) in net assets
resulting from operations	1,636	(8)	(1)	5,226
Changes from principal transactions:
Premiums	150	15	10	248
Surrenders and withdrawals	(720)	(25)	(16)	(2,400)
Transfers between Divisions
(including fixed account), net	182	(2)	1	1,430
Increase (decrease) in net assets
derived from principal transactions	(388)	(12)	(5)	(722)
Total increase (decrease) in net assets	1,248	(20)	(6)	4,504
Net assets at December 31, 2021	$11,612	$726	$333	$24,193

The accompanying notes are an integral part of these financial statements.
5

RELIASTAR UNITED SERVICES
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

1. ORGANIZATION
ReliaStar United Services Variable Life Separate Account I (the “Account”) was established by ReliaStar Life Insurance Company (“ReliaStar Life” or the “Company”) to support the operations of variable life insurance policies (“Policies”). The Account is closed to new deposits and new policyholders. The Company is an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya Financial”), a holding company domiciled in the State of Delaware.

Prior to May 2013, Voya Financial, which together with its subsidiaries, including the Company, was an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in The Netherlands. In May 2013, Voya Financial, Inc. completed its initial public offering of common stock, including the issuance and sale of common stock by Voya Financial, Inc. and the sale of shares of common stock owned indirectly by ING. Between October 2013 and March 2015, ING completed the sale of its remaining shares of common stock of Voya Financial, Inc. in a series of registered public offerings.

The Account is registered as a unit investment trust with the Securities Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. ReliaStar Life provides for variable accumulation and benefits under the Policies by crediting premium payments to one or more investment divisions within the Account or the fixed account (an investments option in the Company’s general account), as directed by the policyholders. The portion of the Account’s assets applicable to Policies will not be charged with liabilities arising out of any other business ReliaStar Life may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of ReliaStar Life. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of ReliaStar Life.

At December 31, 2021, the Account had 4 investment divisions (the “Divisions”), all of which invest in mutual funds managed by an affiliate, Voya Investments, LLC (“VIL”). The assets in each Division are invested in shares of a designated fund (“Fund”) of various investment trusts (“the Trusts”).

The Divisions with asset balances at December 31, 2021 are as follows:

Voya Balanced Portfolio, Inc.:	Voya Investors Trust:
Voya Balanced Portfolio - Class I	Voya Government Liquid Assets Portfolio - Class I
Voya Intermediate Bond Portfolio:	Voya Variable Funds:
Voya Intermediate Bond Portfolio - Class I	Voya Growth and Income Portfolio - Class I

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments are made in shares of a Division and are recorded at fair value, determined by the net asset value per share of the respective Division. Investment transactions in each Division are recorded on the trade date. Distributions of net investment income and capital gains from each Division are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Division are determined on a first-in, first-out basis. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of ReliaStar Life, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to policyholders. Accordingly, earnings and realized capital gains of the Account attributable to the policyholders are excluded in the determination of the federal income tax
6

RELIASTAR UNITED SERVICES
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

liability of ReliaStar Life, and no charge is being made to the Account for federal income taxes for these amounts. The Company will review this tax accounting in the event of changes in the tax law. Such changes in the law may result in a charge for federal income taxes. Uncertain tax positions are assessed at the parent level on a consolidated basis, including taxes of the operations of the Separate Account.

Policyholder Reserves

Policyholder reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the policyholders invested in the Account Divisions. To the extent that benefits to be paid to the policyholders exceed their account values, ReliaStar Life will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to ReliaStar Life.

Amounts Receivable from/Payable to Related Parties

Amounts receivable from/payable to related parties in each Division on the Statements of Asset and Liabilities represent accrued fees to ReliaStar Life and any net unsettled transactions as of the reporting date.

Changes from Principal Transactions

Included in Changes from principal transactions on the Statements of Changes in Net Assets are items which relate to policyholder activity, including net premium payments and surrenders and withdrawals. Also included are transfers between the fixed account and the Divisions, transfers between Divisions, and transfers to (from) ReliaStar Life related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by ReliaStar Life). Any net unsettled transactions as of the reporting date are included in Payable to related parties on the Statements of Assets and Liabilities.

Subsequent Events

The Account has evaluated all events occurring after December 31, 2021 through March 31, 2022, the date the financial statements were available to be issued, to determine whether any event required either recognition or disclosure in the financial statements. The Account is not aware of any subsequent events that would have a material effect on the financial statements of the Account.

3. FINANCIAL INSTRUMENTS
The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund's next computed net asset values (“NAV”). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the transfer agents or fund companies and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

The Account’s assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2021 based on the priority of the inputs to the valuation technique below. There were no transfers among the levels for the year ended December 31, 2021. The Account had no liabilities as of December 31, 2021.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

•Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Account defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.
•Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a.Quoted prices for similar assets or liabilities in active markets;
b.Quoted prices for identical or similar assets or liabilities in non-active markets;
c.Inputs other than quoted market prices that are observable; and
d.Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
7

RELIASTAR UNITED SERVICES
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

•Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

4. CHARGES AND FEES
Under the terms of the Policies, certain charges and fees are incurred by the Policies to cover ReliaStar Life’s expenses in connection with the issuance and administration of the Policies. Following is a summary of these charges and fees:

Mortality and Expense Risk Charges

ReliaStar Life assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Policies, deducts a daily charge at an annual rate up to 0.50% from the assets of the Account. These charges are assessed through a reduction in unit values.

Other Policy Charges

ReliaStar Life also deducts charges for sales loads, administrative expenses and additional premiums if any, for optional insurance benefits, in accordance with the terms of the Policies. These charges are assessed through the redemption of units.

Fees Waived by ReliaStar Life

Certain charges and fees for various types of Policies may be waived by ReliaStar Life. ReliaStar Life reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.

5. RELATED PARTY TRANSACTIONS
Management fees were paid to VIL, an affiliate of the Company, in its capacity as investment adviser to Voya Balanced Portfolio, Inc., Voya Intermediate Bond Portfolio, Voya Investors Trust, and Voya Variable Funds. The Trusts’ advisory agreements provide for fees at annual rates ranging from 0.28% to 0.60% of the average net assets of each respective Fund.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 follow:

	Purchases	Sales
	(In thousands)
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I	$333	$636
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	31	15
Voya Investors Trust:
Voya Government Liquid Assets Portfolio - Class I	3	4
Voya Variable Funds:
Voya Growth and Income Portfolio - Class I	456	1,212

8

RELIASTAR UNITED SERVICES
VARIABLE LIFE SEPARATE ACCOUNT I
Notes to Financial Statements

7. CHANGES IN UNITS
The net changes in units outstanding follow:

	Year Ended December 31,
	2021			2020
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I	55,309	123,803	(68,494)	46,331	140,510	(94,179)
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	5,719	7,634	(1,915)	6,891	28,187	(21,296)
Voya Investors Trust:
Voya Government Liquid Assets Portfolio - Class I	1,368	3,807	(2,439)	2,844	3,821	(977)
Voya Variable Funds:
Voya Growth and Income Portfolio - Class I	58,246	240,562	(182,316)	38,992	246,255	(207,263)

8. FINANCIAL HIGHLIGHTS
A summary of units, unit values, and net assets for variable life insurance policies, expense ratios, excluding expenses of underlying funds, investment income ratios, and total return for the years ended December 31, 2021, 2020, 2019, 2018,and 2017, follows:

					Investment
		Units	Unit	Net Assets	Income	Expense	Total
Division	Year	(000's)	Fair Value	(000's)	RatioA	RatioB	ReturnC
Voya Balanced Portfolio - Class I
	2021	1,858	$6.25	$11,612	1.48%	0.15%	16.17%
	2020	1,926	$5.38	$10,364	1.99%	0.15%	10.46%
	2019	2,021	$4.87	$9,840	2.13%	0.15%	19.36%
	2018	2,150	$4.08	$8,771	2.54%	0.15%	-16.05%
	2017	1,963	$4.86	$9,541	2.56%	0.15%	14.35%
Voya Intermediate Bond Portfolio - Class I
	2021	136	$5.35	$726	2.85%	0.26%	-1.11%
	2020	138	$5.41	$746	3.23%	0.26%	7.30%
	2019	159	$5.04	$803	3.72%	0.26%	10.53%
	2018	169	$4.56	$768	3.47%	0.26%	-1.30%
	2017	163	$4.62	$751	3.36%	0.26%	4.76%
Voya Government Liquid Assets Portfolio - Class I
	2021	157	$2.12	$333	0.00%	0.46%	-0.47%
	2020	159	$2.13	$339	0.29%	0.46%	-0.07%
	2019	160	$2.13	$342	1.72%	0.46%	0.95%
	2018	163	$2.11	$343	2.01%	0.46%	-0.47%
	2017	137	$2.12	$291	0.73%	0.46%	-0.47%
Voya Growth and Income Portfolio - Class I
	2021	3,094	$7.82	$24,193	0.96%	0.00%	30.12%
	2020	3,276	$6.01	$19,689	1.18%	0.00%	16.66%
	2019	3,483	$5.15	$17,939	1.53%	0.00%	30.05%
	2018	3,678	$3.96	$14,563	1.74%	0.00%	-10.00%
	2017	3,394	$4.40	$14,932	1.84%	0.00%	18.28%

A	The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the Division invests.
B	The Expense Ratio considers only the annualized contract expenses borne directly by the Account, excluding expenses charged through the redemption of units, and is equal to the mortality and expense risk charges as defined in the Charges and Fees Note.
C	Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities.

9

Report of Independent Auditors

The Board of Directors and Stockholder
ReliaStar Life Insurance Company

We have audited the accompanying statutory-basis financial statements of ReliaStar Life Insurance Company, which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2021, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Minnesota Department of Commerce, Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Minnesota Department of Commerce, Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor's Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

March 28, 2022

RELIASTAR LIFE INSURANCE COMPANY
Balance Sheets - Statutory Basis

	December 31
	2021	2020
	(In Thousands)
Admitted Assets
Cash and invested assets:
Bonds	$7,945,808	$12,199,075
Bonds - securities loaned and pledged	223,486	82,256
Mortgage loans	1,268,108	1,946,419
Contract loans	201,307	484,588
Cash and short term investments	226,207	392,244
Other invested assets	748,850	853,318
Subsidiaries	526,415	242,761
Securities lending collateral	167,928	21,594
Derivatives	16,792	17,274
Preferred stocks	123,046	73,875
Common stocks	37,316	20,880
Land and Real estate:
Properties occupied by the Company	46,871	39,530
Properties held for sale	—	162
Total cash and invested assets	11,532,134	16,373,976

Deferred and uncollected premiums	(364,033)	(283,917)
Accrued investment income	84,245	136,284
Reinsurance balances recoverable	704,078	439,975
Federal income tax recoverable (including $21,737 and $0 on realized capital losses at December 31, 2021 and 2020, respectively)	38,400	—
Indebtedness from related parties	8,464	10,866
Net deferred tax asset	232,466	202,752
Other assets	90,400	130,179
Separate account assets	2,847,286	2,604,754
Total admitted assets	$15,173,440	$19,614,869

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
Balance Sheets - Statutory Basis

	December 31
	2021	2020
	(In Thousands, except share amounts)
Liabilities and Capital and Surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$7,054,976	$11,097,931
Accident and health reserves	68,098	66,904
Deposit type contracts	1,147,093	794,319
Policyholders’ funds	154	1,834
Dividends payable	(4,354)	14,902
Policy and contract claims	584,878	520,612
Total policy and contract liabilities	8,850,845	12,496,502

Interest maintenance reserve	28,475	147,956
Accounts payable and accrued expenses	124,417	115,308
Reinsurance balances	821,804	2,068,598
Current federal income taxes payable (including $0 and $2,907 on realized capital losses at December 31, 2021 and 2020, respectively)	—	5,868
Indebtedness to related parties	33,664	41,193
Asset valuation reserve	209,009	188,414
Net transfers to (from) separate accounts due or accrued	849	(2,955)
Derivatives	68,459	90,580
Payable for securities lending	167,928	21,594
Other liabilities	239,049	240,833
Separate account liabilities	2,847,286	2,604,754
Total liabilities	13,391,785	18,018,645

Capital and surplus:
Common stock: authorized 25,000,000 shares of $1.25 par value; 2,000,000 shares issued and outstanding	2,500	2,500
Preferred capital stock	100	100
Special surplus funds	693	1,387
Surplus note	—	100,000
Paid-in and contributed surplus	336,120	497,410
Unassigned surplus	1,442,342	994,927
Preferred capital stock, held in treasury	(100)	(100)
Total capital and surplus	1,781,655	1,596,224
Total liabilities and capital and surplus	$15,173,440	$19,614,869

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
Statements of Operations – Statutory Basis

	Year ended December 31
	2021	2020	2019
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$(4,852,113)	$1,124,486	$666,820
Considerations for supplementary contracts with life contingencies	3,365	7,795	5,591
Net investment income	523,624	793,969	786,438
Amortization of interest maintenance reserve	(8,756)	(5,224)	(2,402)
Commissions, expense allowances and reserve adjustments on reinsurance ceded	1,466,840	493,698	395,039
Other revenue	97,502	92,891	81,008
Total premiums and other revenues	(2,769,538)	2,507,615	1,932,494

Benefits paid or provided:
Death benefits	43,270	478,539	419,907
Annuity benefits	59,941	50,868	52,222
Surrender benefits and withdrawals	599,676	684,495	902,382
Interest and adjustments on contract or deposit-type contract funds	(21,287)	10,422	5,044
Accident and health benefits	342,021	590,572	116,652
Other benefits	4,782	7,051	6,786
Decrease in life, annuity and accident and health reserves	(4,041,761)	(303,787)	(650,787)
Net transfers from separate accounts	(182,136)	(123,694)	(142,968)
Total benefits paid or provided	(3,195,494)	1,394,466	709,238

Insurance expenses and other deductions:
Commissions	262,329	256,865	266,959
General expenses	335,250	398,447	380,625
Insurance taxes, licenses and fees	73,342	64,935	61,963
Gains released from interest maintenance reserve	(1,033,526)	(6,262)	(689)
Deferred gain on reinsurance	2,509,261	—	267,613
Other deductions	237,211	98,500	132,678
Total insurance expenses and other deductions	2,383,868	812,485	1,109,149

(Loss) gain from operations before policyholder dividends, federal income taxes and net realized capital gains (losses)	(1,957,912)	300,664	114,107

Dividends to policyholders	(15,083)	8,960	9,401

(Loss) gain from operations before federal income taxes and net realized capital gains (losses)	(1,942,828)	291,705	104,706

Federal income tax (benefit) expense	(652,430)	42,668	62,132
(Loss) gain from operations before net realized capital gains (losses)	(1,290,398)	249,037	42,574
Net realized capital gains (losses)	79,664	(43,633)	(7,109)
Net (loss) income	$(1,210,734)	$205,404	$35,465

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
Statements of Changes in Capital and Surplus—Statutory Basis

	Year ended December 31
	2021	2020	2019
	(In Thousands)
Common stock:
Balance at beginning and end of year	$2,500	$2,500	$2,500

Preferred stock:
Balance at beginning and end of year	100	100	100

Special surplus funds:
Balance at beginning of year	1,387	2,081	2,773
Release of gain on sale/leaseback of home property from unassigned surplus	(694)	(694)	(692)
Balance at end of year	693	1,387	2,081

Surplus note:
Balance at beginning of year	100,000	100,000	100,000
Repayment of surplus note	(100,000)	—	—
Balance at end of year	—	100,000	100,000

Paid-in and contributed surplus:
Balance at beginning of year	497,410	497,410	857,410
Capital contributed	196,710	—	—
Capital contributions returned - extraordinary distribution	(358,000)		(360,000)
Balance at end of year	336,120	497,410	497,410

Unassigned surplus:
Balance at beginning of year	994,927	934,290	670,253
Net (loss) income	(1,210,734)	205,404	35,465
Change in net unrealized capital gains	316,645	(96,220)	29,857
Change in nonadmitted assets	191,619	(16,742)	27,720
Change in liability for reinsurance in unauthorized companies	(1,222)	69	1,635
Change in reserve due to change in valuation basis	—	1,003	—
Change in asset valuation reserve	(20,595)	34,954	(20,434)
Tax on change in valuation basis	(75)	75	—
Change in net deferred income tax	(306,888)	12,141	264
Deferred gain on reinsurance of existing business	2,509,261	—	267,613
Amortization of gain on reinsurance	(1,033,231)	(83,827)	(77,516)
Release of gain on sale/leaseback of home property to special surplus	694	694	692
Amortization of pension and other post-employment benefits	1,942	381	(1,259)
Separate Account valuation basis change	—	2,705	—
Balance at end of year	1,442,343	994,927	934,290

Preferred capital stock held in treasury balance at beginning and end of year	(100)	(100)	(100)
Total capital and surplus	$1,781,656	$1,596,224	$1,536,281

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
Statements of Cash Flows—Statutory Basis

	Year ended December 31
	2021	2020	2019
	(In Thousands)
Operations
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$751,663	$1,408,038	$617,860
Net investment income received	605,496	918,136	853,212
Commissions and expenses paid	(857,954)	(909,268)	(860,350)
Benefits paid	(1,180,486)	(1,612,421)	(1,532,421)
Net transfers from separate accounts	184,291	130,238	144,295
Dividends paid to policyholders	(4,235)	(10,303)	(12,467)
Federal income taxes recovered (paid)	322,675	(33,366)	(56,620)
Miscellaneous income	265,480	164,745	521,824
Net cash provided by (used in) operations	86,930	55,799	(324,667)
Investment Activities
Proceeds from investments sold, matured, or repaid:
Bonds	1,504,467	1,791,492	2,167,352
Stocks	54,125	50,503	7,469
Mortgage loans	195,421	156,855	326,905
Real estate	558	600	1,655
Other invested assets	141,264	91,892	49,169
Net gains on cash and short term investments	285	23	11
Miscellaneous proceeds	6,146	29,559	13,834
Total investment proceeds	1,902,266	2,120,924	2,566,395

Cost of investments acquired:
Bonds	1,585,541	1,605,200	1,523,373
Stocks	177,530	44,933	27,206
Mortgage loans	118,664	83,599	191,226
Real estate	10,622	69	2,680
Other invested assets	131,915	114,705	142,467
Miscellaneous applications	18,032	18,939	29,113
Total cost of investments acquired	2,042,304	1,867,445	1,916,065
Net decrease in contract loans	24,516	38,675	29,598
Net cash (used in) provided by investment activities	(115,522)	292,154	679,928
Financing and Miscellaneous Activities
Other cash (applied) provided:
Surplus notes, capital notes	(100,000)	—	—
Capital and surplus paid-in	(339,393)	—	(360,000)
Net deposits (withdrawals) on deposit type contracts	352,774	7,224	(51,795)
Funds withheld under reinsurance treaty	(77,357)	(38,635)	(71,538)
Other cash (applied) provided	26,531	(149,133)	162,720
Net cash used in financing and miscellaneous activities	(137,445)	(180,544)	(320,613)
Net (decrease) increase in cash and short term investments	(166,037)	167,409	34,648
Cash and short term investments:
Beginning of year	392,244	224,835	190,187
The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
Statements of Cash Flows—Statutory Basis

	Year ended December 31
	2021	2020	2019
	(In Thousands)
End of year	$226,207	$392,244	$224,835

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Return of capital from sub Roaring River, LLC	$51,646	$—	$—
Reinsurance asset transfer	6,493,080	—	—
Gross deferred tax asset from liquidation of Voya Financial Holding II	613,933	—	—
Deferred tax transfer from sub Roaring River, LLC	2,602	—	—
Employee benefits liability transfer	1,393	—	—
The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

1.Organization and Significant Accounting Policies
ReliaStar Life Insurance Company (the “Company”) is domiciled in Minnesota and is a wholly owned subsidiary of Voya Holdings Inc. (“Voya Holdings”), a Connecticut holding and management company. Voya Holdings is a wholly owned subsidiary of Voya Financial, Inc., a publicly traded corporation with its common stock listed on the New York Stock Exchange, under the symbol "VOYA."

The Company has a wholly owned insurance subsidiary, ReliaStar Life Insurance Company of New York (“RNY”).

The Company had a wholly owned insurance subsidiary, Roaring River, LLC (“RR”), which was dissolved on 12/27/2021.

On January 4, 2021, the Company's ultimate parent, Voya Financial, Inc., consummated a series of transactions (collectively, the “Individual Life Transaction”) pursuant to a Master Transaction Agreement dated December 18, 2019 (the "Resolution MTA") with Resolution Life U.S. Holdings Inc. ("Resolution Life US"), pursuant to which Resolution Life US acquired all of the shares of the capital stock of Security Life of Denver Insurance Company ("SLD") and Security Life of Denver International Limited ("SLDI") as well as several subsidiaries of SLD and one subsidiary of SLD. The Company reinsured to SLD a 100% quota share, of its respective in-scope individual life insurance and annuities business. The Company remains a subsidiary of Voya Financial, Inc. This transaction resulted in the disposition of substantially all of the Voya Financial, Inc.’s life insurance and legacy non-retirement annuity businesses and related assets. As of January 4, 2021, SLD and SLDI as well as several subsidiaries of SLD and one subsidiary of SLDI are no longer affiliates of the Company.

In preparation for the Individual Life Transaction, the Company recaptured several reinsurance agreements with internal and external reinsurers within the life insurance and the annuities business segments. The recaptured business was ceded to SLD as part of the Individual Life Transaction.The impact of the recaptures on the Company's 2021 financial statements was a decrease in pre-tax net income of $2.9B and a decrease in surplus of $3.8B; the result of a deferred gain of $.9B.

As a result of the transaction the Company reinsured $9,123 of policyholder liabilities under indemnity coinsurance and modified coinsurance arrangements. The Company ceded $8,778 in premiums and recognized a $2,509 deferred gain.

Prior to May 2013, Voya Financial, Inc., together with its subsidiaries including the Company, was an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in The Netherlands. In May 2013, Voya Financial, Inc. completed its initial public offering of common stock, including the issuance and sale of common stock by Voya Financial, Inc. and the sale of shares of common stock owned

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

indirectly by ING.  Between October 2013 and March 2015, ING completed the sale of its remaining shares of common stock of Voya Financial, Inc. in a series of registered public offerings.
Description of Business

The Company is principally engaged in the business of providing employee benefit products and services, retirement plans, and life and health reinsurance. The Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia, Guam, and Puerto Rico.

Use of Estimates

The preparation of the financial statements of the Company requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Recently Adopted Accounting Principles and Actuarial Guidelines

The Company prospectively adopted Valuation Manual 20: Requirements for Principle-Based Reserves for Life Products ("VM-20") effective January 1, 2020 for new sales of certain employee benefits life insurance policies, as required by the valuation manual.

Commissioners Annuity Reserve Valuation Method ("CARVM") for variable annuities is interpreted in Actuarial Guidance 43 ("AG43") which first became effective on December 31, 2009 for all variable annuity contracts issued on or after January 1, 1981.  AG43 was subsequently incorporated in Valuation Manual 21: Requirements for Principle-Based Reserves for Variable Annuities ("VM-21"). VM-21, which was initially very similar to AG 43, is effective for all variable annuity contracts issued on or after January 1, 2017. AG43 was revised in 2019, effective January 1, 2020.  As a result of the revisions, AG43 reserve guidance is essentially identical to the VM-21 reserve guidance as to its provisions, but still applies to the same respective eras of contracts.  The Company adopted the revisions effective January 1, 2020.  The 2020 revisions include provision for an optional phase-in.  The Company has not elected the phase-in.  The 2020 revisions include a new standard projection amount.  Of the two options available for calculation of the standard projection amount, the company has elected the Conditional Tail Expectation ("CTE") with Prescribed Assumptions ("CTEPA") method.  The net impact of the revisions to surplus is an increase of $1.1 including the tax impact of the valuation basis change. The impact to the separate account change in valuation basis is $2.7.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Minnesota Department of Commerce-Insurance Division, which practices differ from United States Generally Accepted Accounting Principles (“U.S. GAAP”). The more significant variances from U.S. GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on a designation assigned by the National Association of Insurance Commissioners ("NAIC").

The Company periodically reviews the value of its investments in bonds and mandatorily redeemable preferred stocks. If the fair value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other-than-temporary decline. To make this determination for each security, the following are some of the factors considered:

•The length of time and the extent to which the fair value has been below cost.
•The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential.
•The Company's intent to sell the security prior to its maturity at an amount below its carrying value.
•The Company's intent and ability to hold the security long enough for it to recover its fair value.

Based on the analysis, the Company makes a judgment as to whether the decline in fair value is other–than-temporary. When an Other Than Temporary Impairment ("OTTI") is recorded because there is intent to sell or the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, the security is written down to fair value. The interest related OTTI is deferred through the interest maintenance reserve (“IMR”) and the non-interest related OTTI is included in the asset valuation reserve (“AVR”) in the period that the OTTI is considered to have occurred as prescribed by the NAIC.  Losses resulting from OTTI charges, net of transfers to IMR, are recorded within net realized capital gains (losses) in the statements of operations.

The Company invests in structured securities, including residential mortgage backed securities/ collateralized mortgage obligations ("CMO"), asset backed securities, collateralized debt obligations, and commercial mortgage backed securities. Structured securities are reported at amortized cost or fair value based on a designation assigned by the NAIC. They are amortized using the interest method over the period which repayment of principal is expected to occur. For structured securities in unrealized loss positions, the Company determines whether it has the intent to sell or the intent and ability to hold the

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

security for a period of time sufficient to recover the amortized cost. If the Company has the intent and ability to hold the security to recovery, the Company must compare the present value of the expected future cash flows for this security to its carrying value. If the present value of the expected future cash flows for the security is lower than its carrying value, the security is written down to its present value of the expected future cash flows.

Net realized gains and losses on disposed investments are reported in the statements of operations, net of federal income tax and transfers to the IMR.

Under U.S. GAAP, the Company’s fixed maturities are designated at purchase as trading or available-for-sale, except for those accounted for using the fair value option ("FVO"). Fixed maturity investments are reported at fair value. For FVO securities or those designated as trading, changes in fair value are reported in the statements of operations. Available-for-sale securities are reported at fair value with changes in fair value reported as a separate component of other comprehensive income (loss) in shareholder’s equity. For available-for-sale securities for which the Company has determined that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss allowance is recorded for the credit loss, limited by the amount that the fair value is less than the amortized cost basis. Changes in the allowance for credit losses are recorded in the statements of operations.

Asset Valuation Reserve: The AVR is intended to establish a reserve to offset potential credit related investment losses on most invested asset categories. AVR is determined by an NAIC prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is recorded directly to unassigned surplus.

Interest Maintenance Reserve: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds, derivatives, and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five year bands. The Company reports the net deferral of IMR as a liability on the accompanying balance sheets. When the net deferral of IMR is negative, the amount is reported as a component of other assets and nonadmitted.

Cash and Short-term Investments: Cash and short-term investments represent cash balances, demand deposits, and short-term fixed maturity investments with initial maturities of one year or less at the date of acquisition.

Under U.S. GAAP, the corresponding caption of cash and cash equivalents includes cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

purchase. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase.

Derivatives: The Company follows the hedge accounting guidance in SSAP No. 86, Derivatives (“SSAP No. 86”) for derivative transactions. Under SSAP No. 86, derivatives that are deemed effective hedges are accounted for entirely in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. Embedded derivatives are not accounted for separately from the host contract.

Under U.S. GAAP, the effective and ineffective portions of a cash flow hedge are accounted for separately. The effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated other comprehensive income and reclassified into earnings in the same periods during which the hedged transaction impacts earnings in the same line item associated with the forecasted transaction. The ineffective portion of the derivative's change in value, if any, along with any of the derivative's change in value that is excluded from the assessment of hedge effectiveness, are recorded in other net realized capital gains (losses). For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the hedged item, to the extent of the risk being hedged, are recognized in other net realized capital gains (losses). An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is reported with the host contract on the balance sheets at fair value, and the change in fair value is recorded in income.

Mortgage Loans: Mortgage loans are reported at amortized cost, less write downs for impairments. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the lesser of either the present value of expected cash flows from the loan, discounted at the loan’s original purchase yield or fair value of the collateral. For those mortgages that are determined to require foreclosure, the carrying value is reduced to the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. The carrying value of the impaired loans is reduced by establishing a permanent write-down recorded in net realized capital gains (losses).

Under U.S. GAAP, the Company reports mortgage loans at amortized cost, net of allowance for credit losses. Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past events, current conditions, and reasonable and supportable forecasts. The change in the allowance for credit losses is recorded in net realized capital gains (losses) in the statements of operations. Loans

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

are written off against the allowance when management believes the uncollectability of a loan balance is confirmed.

Deferred Income Taxes: Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Deferred tax assets are provided for and admitted to an amount determined under a standard formula in accordance with SSAP No. 101, Income Taxes ("SSAP No. 101"). A valuation allowance is required if based on the available evidence, it is more likely than not (a likelihood of more than 50 percent) that some portion or all of the gross deferred tax assets will not be realized. This assessment is determined on a separate reporting entity basis.

After reduction for any valuation allowance, the Company follows the admissibility formula prescribed under SSAP No. 101. These provisions limit the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limitation is based on availability of taxes paid in prior years that could be recovered through carrybacks, the expected timing of reversals for accumulated temporary differences over the next three years to offset future taxes, surplus limits, and the amount of gross deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are nonadmitted.

SSAP No. 101 requires all changes in deferred tax balances to be included as surplus adjustments; under U.S. GAAP, however, most changes in deferred tax balances are recorded in the income statement (with the exception of certain items that are recorded through Other Comprehensive Income or directly to the equity section of the balance sheet) as a component of the total income tax provision.

U.S. GAAP also requires that deferred taxes be included for all jurisdictions that determine taxes based on income. Thus deferred state income taxes must be recorded under U.S. GAAP. SSAP No. 101, however, specifically prohibits establishing deferred state income tax assets and liabilities.

Investments in Real Estate: Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus. Properties held for sale are reported at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell the property. Any real estate not meeting the appraisal requirements established in SSAP No. 40R, Real Estate Investments ("SSAP No. 40R"), shall be nonadmitted until the required appraisals are obtained.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Under U.S. GAAP, property is carried at cost, less accumulated depreciation, and is reported gross of related obligations in other assets on the balance sheets.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Under U.S. GAAP, incremental, direct costs of contract acquisition and certain costs related directly to successful acquisition activities are capitalized. Indirect or unsuccessful acquisition costs, maintenance, product development and overhead expenses are charged to expense as incurred. In addition, the outstanding value of in force business acquired is capitalized. For certain traditional life insurance, to the extent recoverable from future gross profits, acquisition costs are amortized over the premium payment period in proportion to the present value of expected gross premium. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized over the estimated lives of the contracts in relation to the emergence of estimated gross profits.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Under U.S. GAAP, premiums related to traditional life insurance contracts and payout contracts with life contingencies are recognized as revenue when due. Amounts received for investment-type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges.

Benefits Paid or Provided: Benefits incurred for universal life and annuity policies represent the total of death benefits paid and the change in policy reserves.

Under U.S. GAAP, benefits and expenses for investment-type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium method and Commissioners’ Reserve Valuation Method (“CRVM”) using statutory rates for mortality and interest. Annuity policy and contract reserves under statutory accounting practices are calculated

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

based upon the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) using statutory rates for mortality and interest.

Under U.S. GAAP policy reserves for traditional products are based upon the net level premium method utilizing best estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest sensitive products, the U.S. GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Separate Accounts: The assets and liabilities of the separate accounts are carried at fair value.
Seed money contributed by the Company is reported as a component of Surplus in the separate account. Reserves are calculated based upon the CARVM.

Under U.S. GAAP, the Market Value Adjustment (“MVA”) separate accounts do not qualify as separate accounts and are reported as assets and liabilities of the Company’s general account. Seed money is reported as an equity investment. Reserves for individual and group deferred annuity investment contracts and individual immediate annuities without life contingent payouts are equal to cumulative deposits, less charges and withdrawals, plus credited interest thereon, net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. Reserves for individual immediate annuities with life contingent payout benefits are computed on the basis of assumed interest discount rates, mortality, and expenses, including a margin for adverse deviations.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus.

Under U.S. GAAP, ceded future policy benefits and contract owner liabilities are reported gross on the balance sheets. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheets and are stated net of allowances for credit losses, which are charged to earnings. Gains and losses on reinsurance, including commission and expense allowances, are deferred and amortized over the remaining life of the business.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally disallowed interest maintenance reserves, non-operating system software, past due agents’ balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. In

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

addition, non-admitted assets include deferred tax assets that are not admissible under SSAP No. 101.  See Deferred Income Taxes above.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated. Certain affiliated investments for which audited U.S. GAAP statements are not available, or expected to be available, are nonadmitted.

Under U.S. GAAP, the accounts and operations of the Company’s wholly owned subsidiaries are consolidated. Intercompany transactions and balances are eliminated.
Policyholder Dividends: Policyholder dividends are recognized when declared.

Surplus Notes: Surplus notes issued are reported as a component of surplus on the balance sheets.  Under statutory accounting practices, no interest is recorded on the surplus notes until payment has been approved by the Minnesota Department of Commerce-Insurance Division.

Under U.S. GAAP, surplus notes are reported as long-term debt, and the related interest is reported as a change to earnings over the term of the notes.

Reconciliation to U.S. GAAP: The effects of the preceding variances from U.S. GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Certain reclassifications may be made to prior year amounts to maintain comparability of the years presented.

Investments: Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are stated at either amortized cost using the yield to worst method or the lower of cost or fair market value..

The Company does not have any SVO-Identified investments as defined in SSAP No. 26R, Bonds-Revised.

Loan-backed securities are stated at either amortized cost or the lower of amortized cost or fair market value. Amortized cost is determined using the interest method and includes anticipated prepayments. The prospective adjustment method is used to determine the amortized cost for the majority of loan-backed and structured securities. For certain

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

securities, the retrospective adjustments methodology is utilized, including agency and non-agency pools.

Redeemable preferred stocks rated as medium quality or better are valued at amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value and Perpetual preferred stocks are reported at its fair value with a ceiling of its effective call price.

Common stocks are reported at fair value and the related unrealized capital gains/losses are reported in unassigned surplus along with adjustment for federal income taxes. Federal Home Loan Bank ("FHLB") common stock is priced at par value.

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions, through a lending agent, for short periods of time. The Company has the right to approve any institution with whom the lending agent transacts on its behalf. Initial cash and/or non-cash collateral is required at a rate of 102% of the market value of the loaned securities. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty’s ability to return securities pledged where collateral is insufficient to cover the loss. Under the securities lending program, the Company also accepts non-cash collateral in the form of securities. The securities retained as collateral may not be sold or re-pledged, except in the event of default, and are not reflected in the Company’s Balance Sheets. This collateral generally consists of U.S. Treasury, U.S. Government agency securities and Mortgage-Backed Securities pools.

Short-term investments are reported at amortized cost which approximates fair value.

Partnership interests, which are included in other invested assets, are reported at the underlying audited U.S. GAAP equity of the investee. Changes in surplus from distributions are reported in investment income.

Residual collateralized mortgage obligations, which are included in other invested assets on the balance sheet, are reported at amortized cost using the effective interest method.

Surplus notes acquired, which are included in other invested assets on the balance sheets, are reported at amortized cost using the effective interest method.

Realized capital gains and losses are generally determined using the first in first out method.

The Company’s use of derivatives is primarily for economic hedging purposes to reduce the Company’s exposure to cash flow variability of assets and liabilities, interest rate risk, credit

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

risk, and market risk. For those derivatives in effective hedging relationships, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The unrealized gains and losses from derivatives not designated as accounting hedges are reported at fair value through surplus. Upon termination, interest related gains and losses on asset hedges are included in IMR and are amortized over the remaining lives of the derivatives; other gains and losses are included in the AVR.

The Company enters into the following derivatives:

Credit Contracts:

Credit default swaps: Credit default swaps are used to reduce credit loss exposure with respect to certain assets that the Company owns, or to assume credit exposure on certain assets that the Company does not own. Payments are made to or received from the counterparty at specified intervals. In the event of a default on the underlying credit exposure, the Company will either receive a payment (purchased credit protection) or will be required to make a payment (sold credit protection) equal to the par minus recovery value of the swap contract. The Company utilizes these contracts in replication and non qualifying hedging relationships.

Equity Contracts:

Options: The Company may use equity options to hedge against an increase in various equity indices, and interest rate options to hedge against an increase in the interest rate benchmarking crediting strategies within Fixed Indexed Annuities ("FIA") contracts. Such increases may result in increased payments to the holders of the FIA contracts. The Company pays an upfront premium to purchase these options. The Company utilizes these options in non-qualifying hedging relationships.

Foreign Exchange Contracts:

Currency forwards: The Company uses currency forward contracts to hedge currency exposure related to its invested assets. The Company utilizes these contracts in non-qualifying hedging relationships.

Foreign exchange swaps: The Company uses foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods,

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

typically quarterly or semi-annually. The Company utilizes these contracts in qualifying hedging relationships.

Interest Rate Contracts:

Futures: The Company uses interest rate futures contracts to hedge interest rate risks associated with the CMO-B portfolio.  Changes in the general level of interest rates can result in the potential for adverse changes in the portfolio. The Company enters into exchange traded futures with regulated futures commissions that are members of the exchange. The Company also posts initial and variation margin with the exchange on a daily basis. The Company utilizes exchange-traded futures in non-qualifying hedging relationships.

Interest rate swaps: Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and/or liabilities. Interest rate swaps are also used to hedge the interest rate risk associated with the value of assets it owns or in an anticipation of acquiring them. Using interest rate swaps, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest payments, calculated by reference to an agreed upon notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made to/from the counterparty at each due date. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Forwards: The Company uses forward contracts to hedge certain invested assets against movement in interest rates, particularly mortgage rates. The Company uses To Be Announced mortgage-backed securities as an economic hedge against rate movements. The Company utilizes forward contracts in non- qualifying hedging relationships.

Investments in Subsidiary: SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SSAP No. 97”), applies to the Company’s subsidiaries, and controlled and affiliated entities (“SCA”). The Company’s insurance subsidiary is reported at the underlying statutory basis net assets, and the Company’s non-insurance subsidiary is reported at the underlying audited U.S. GAAP equity amount as promulgated by the NAIC Accounting Practices and Procedures Manual. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses. SCA entities for which audited statements are not available or expected to be available are nonadmitted. Management regularly reviews its SCAs to determine if an OTTI has occurred. During this review, management makes a judgment as to whether it is probable that the reporting entity will be unable to recover the carrying amount of the investment or there is evidence indicating inability of the investee to sustain earnings.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Contract Loans: Contract loans are reported at unpaid principal balances but not in excess of the cash surrender value of the related insurance/annuity policy.
Aggregate Reserve for Life Policies and Contracts: Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 1.00% to 13.25% for 2021.

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company’s practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues. A reserve has been established of $127.3 and $97.1 for any surrender value promised in excess of the legally computed reserves at December 31, 2021 and 2020, respectively.

The methods used in valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Minnesota Department of Commerce-Insurance Division, is $5.5 billion and $5.6 billion at December 31, 2021 and 2020, respectively. The amount of premium deficiency reserves for policies on which gross premiums are less than the net premiums is $401.2 and $410.9 at December 31, 2021 and 2020, respectively.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group under Internal Revenue Code ("IRC") Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Reinsurance: Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contracts.

Electronic Data Processing Equipment: Electronic data processing equipment is carried at cost less accumulated depreciation. Depreciation for major classes of such assets is calculated on a straight line basis over the estimated useful life of the asset, not to exceed three years.

Participating Insurance: Participating business approximates less than 1% of the Company's life insurance in force and less than 1% of premium income. The amount of dividends to be paid to participating policyholders is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales.

Benefit Plans: The Company provides noncontributory retirement plans for substantially all employees and certain agents. Pension costs from the qualified pension plan are allocated to the Company and charged to operations as contributions are made to the plan. Costs from plans sponsored by the Company are directly charged as incurred. Refer to Note 7 for details of the Company's employee benefit plans. The Company also provides a contributory retirement plan for substantially all employees.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Nonadmitted Assets: Nonadmitted assets are summarized as follows:

	December 31
	2021	2020
	(In Thousands)
Deferred and uncollected premium	$4,349	$7,297
Reinsurance recoverable	2,971	18,546
Health care and other amounts receivable	625	517
Net deferred tax asset	263,302	—
Other - suspense and clearing	7,076	4,966
Total nonadmitted assets	$278,323	$31,326

Changes in nonadmitted assets are reported directly in unassigned surplus as an increase or decrease in nonadmitted assets.

Claims and Claims Adjustment Expenses: Claims and claims adjustment expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2021. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid as of December 31, 2021.
Guaranteed Benefits: For variable annuity guarantees, Valuation Manual 21 ("VM21") is followed. This guideline interprets how to apply the NAIC Commissioners’ Annuity Reserve Valuation Method to Variable Annuities. Minimum reserves are equal to a stochastic reserve plus an additional standard projection amount. Both reinsurance and hedging are also reflected. Taxes are not incorporated. All assumptions for the Standard Projected Amount are prescribed. All other assumptions are set by the actuary using prudent best-estimates except for prescribed asset defaults and spreads.

Separate Accounts: Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets and liabilities of these accounts are carried at fair value and are legally segregated and are not subject to claims that arise out of any other business of the Company. There are no product classification differences under U.S. GAAP.

2.    Permitted Statutory Basis Accounting Practices
The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Minnesota Department of Commerce-Insurance Division. The

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Minnesota Department of Commerce-Insurance Division recognizes only statutory accounting practices prescribed or permitted by the State of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Minnesota Insurance Laws. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Minnesota. The Minnesota Commissioner of Commerce has the right to permit other specific practices that deviate from prescribed practices.
The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the Minnesota Department of Commerce-Insurance Division.
On May 8, 2013, the Company, with the permission of the Minnesota Department of Commerce-Insurance Division, reallocated the gross paid-in and contributed surplus and the unassigned funds components of surplus, computed as of December 31, 2012, similar to the restatement of surplus that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization under SSAP No. 72, Surplus and Quasi-Reorganizations (“SSAP No. 72”). The reallocation resulted in a decrease to gross paid-in and contributed surplus and an increase in unassigned surplus of $618.7. This permitted practice had no impact on net income, total capital and surplus or risk-based capital.

The Company, with the permission of the Minnesota Department of Commerce - Insurance Division, utilizes a straight-line amortization method over the estimated life of the reinsured business of 25 years to calculate the quarterly amortization on the deferred gain resulting from the January 4, 2021 reinsurance treaty with SLD, to determine the amount to be recognized as income, instead of on a net tax basis as earnings emerge as required by NAIC Statement of Statutory Accounting Principles (“SSAP”) No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (“SSAP No. 61R”). There is no impact to the Company’s total capital and surplus as a result of this permitted practice as of December 31, 2021. The Company’s net income was increased by an estimated $77.1 for the year ended December 31, 2021 as a result of the permitted practice. The Company’s risk-based capital would not have triggered a regulatory event had the Company not used this permitted practice.

For the years ended December 31, 2020 and 2019, the Company had no such permitted accounting practices.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

3.    Investments
Bonds and Equity Securities
The cost or amortized cost and fair value of bonds and equity securities are as follows:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021
U.S. Treasury securities and obligations of U.S. government, corporations, and agencies	$264,576	$46,234	$133	$310,677
States, municipalities, and political subdivisions	274,510	29,744	409	303,846
Foreign other (par value - $1,301,810 )	1,303,032	113,253	2,548	1,413,737
Foreign government (par value - $192,132)	190,175	17,912	439	207,648
Corporate securities	3,553,718	514,165	5,332	4,062,551
Residential mortgage backed securities	1,018,641	77,598	26,098	1,070,142
Commercial mortgage backed securities	1,041,914	40,398	4,427	1,077,885
Other asset backed securities	522,733	12,273	2,196	532,810
Total bonds	8,169,300	851,577	41,582	8,979,296
Preferred stocks	110,470	13,804	56	124,218
Common stocks	37,749	184	617	37,316
Total equity securities	148,219	13,988	673	161,534
Total	$8,317,519	$865,565	$42,255	$9,140,830

At December 31, 2020
U.S. Treasury securities and obligations of U.S. government, corporations, and agencies	$590,193	$171,212	$4	$761,401
States, municipalities, and political subdivisions	454,768	70,133	22	524,879
Foreign other (par value - $2,104,150 )	2,098,885	312,428	3,136	2,408,177
Foreign government (par value - $265,134)	263,209	45,214	—	308,423
Corporate securities	6,372,899	1,431,450	4,689	7,799,660
Residential mortgage backed securities	1,157,340	148,521	8,269	1,297,592
Commercial mortgage backed securities	907,973	71,190	7,212	971,951
Other asset backed securities	436,063	21,175	2,870	454,368
Total bonds	12,281,330	2,271,323	26,202	14,526,451
Preferred stocks	73,875	20,318	—	94,193
Common stocks	16,273	4,607	—	20,880
Total equity securities	90,148	24,925	—	115,073
Total	$12,371,478	$2,296,248	$26,202	$14,641,524

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Reconciliation of bonds from amortized cost to carrying values is as follows:

	December 31
	2021	2020

Amortized cost	$8,169,300	$12,281,330
Adjustment for below investment grade bonds	(6)	—
Carrying value	$8,169,294	$12,281,330

The aggregate fair value of bonds with unrealized losses and the time period that amortized cost exceeded fair value are as follows:

	Less than 6 Months Below Cost	More than 6 Months and Less than 12 Months Below Cost	More than 12 Months Below Cost	Total
	(In Thousands)
At December 31, 2021
Fair value	$1,218,877	$201,102	$170,762	$1,590,741
Unrealized loss	16,565	13,729	11,288	41,582

At December 31, 2020
Fair value	$252,592	$343,124	$159,659	$755,375
Unrealized loss	7,033	13,481	5,687	26,201

The amortized cost and fair value of investments in bonds at December 31, 2021, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
	(In Thousands)
Maturity:
Due in 1 year or less	$214,016	$216,175
Due after 1 year through 5 years	1,037,552	1,100,391
Due after 5 years through 10 years	1,203,325	1,303,649
Due after 10 years	3,131,118	3,678,244
	5,586,011	6,298,459
Residential mortgage-backed securities	1,018,641	1,070,142
Commercial mortgage-backed securities	1,041,914	1,077,885
Other asset-backed securities	522,733	532,810
Total	$8,169,300	$8,979,296

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

In managing our risk exposure to subprime and Alt-A mortgages, we take into account collateral performance and structural characteristics associated with our various positions.
While the Company actively invests in and continues to manage a portfolio of such exposures in the form of securitized investments, the Company does not originate or purchase subprime or Alt-A whole-loan mortgages. Subprime lending is the origination of loans to customers with weaker credit profiles. The Company defines Alt-A mortgages to include the following: residential mortgage loans to customers who have strong credit profiles but lack some element(s), such as documentation to substantiate income; residential mortgage loans to borrowers that would otherwise be classified as prime but for which loan structure provides repayment options to the borrower that increase the risk of default; and any securities backed by residential mortgage collateral not clearly identifiable as prime or subprime.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the Company’s exposure to subprime mortgage backed securities and Alt-A mortgage backed securities through other investments:

	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
	(In Thousands)
December 31, 2021
Residential mortgage-backed securities	$62,359	$58,105	$67,083	$5
Equity investment in subsidiary, controlled or affiliated companies	440	383	449	—
Structured securities	8,349	7,740	8,624	—
Total	$71,148	$66,228	$76,156	$5

December 31, 2020
Residential mortgage-backed securities	$80,903	$77,451	$88,234	$334
Equity investment in subsidiary, controlled or affiliated companies	562	504	571	1
Structured securities	13,875	13,580	15,310	1
Total	$95,340	$91,535	$104,115	$336

December 31, 2019
Residential mortgage-backed securities	$92,008	$88,135	$103,293	$92
Equity investment in subsidiary, controlled or affiliated companies	626	567	626	—
Structured securities	16,331	16,429	18,398	—
Total	$108,965	$105,131	$122,317	$92

The Company did not have underwriting exposure to subprime mortgage risk through investments in subprime mortgage loans, mortgage guaranty or financial guaranty insurance coverage as of December 31, 2021 or 2020.

The following table shows prepayment penalty and acceleration fees at December 31, 2021, 2020, and 2019:

	General Account	Separate Account
	(In Thousands)
2021
Number of CUSIPs	145	—
Aggregate Amount of Investment Income	$8,223	$—

2020
Number of CUSIPs	75	—
Aggregate Amount of Investment Income	$10,941	$—

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

2019
Number of CUSIPs	89	—
Aggregate Amount of Investment Income	$8,697	$—

The following table shows 5GI securities at December 31, 2021 and 2020:

Investment	Number of 5* Securities		Aggregate BACV		Aggregate Fair Value
			(In Thousands)
	2021	2020	2021	2020	2021	2020
Bonds - AC	12	13	$116	$167	$138	$190
LB&SS- AC	17	18	2,651	3,289	8,215	9,734
Preferred Stock-AC	—	—	—	—	—	—
Preferred Stock- FV	—	—	—	—	—	—
Total	29	31	$2,767	$3,455	$8,354	$9,924

AC- Amortized Cost FV- Fair Value LB- Loan-backed Securities SS- Structured Securities

Mortgage Loans and Real Estate
All mortgage loans are evaluated by seasoned underwriters, including an appraisal of loan-specific credit quality, property characteristics, and market trends, and assigned a quality rating using the Company’s internally developed quality rating system. The Company's mortgage loans on real estate are all commercial mortgage loans, held for investment.

The maximum and minimum lending rates for long-term mortgage loans acquired or made during 2021 were 4.0% and 1.9%.

There were no taxes, assessments or any amounts advanced and not included in the mortgage loan total as of December 31, 2021 and 2020.

Property insurance is required on all collateral securing commercial real estate mortgage loans. Generally the coverage is “all risk” at a level equal to the replacement cost of the improvements. Additional coverage may be required to cover flood, windstorm and other risks associated with collateral type, use and location.

During 2021, the maximum percentage of any loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 81.6% on commercial properties.

The following table shows an age analysis of mortgage loans by type and mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of December 31, 2021 and 2020:

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2021
Recorded investment (all)
Current	$—	$—	$—	$—	$1,268,108	$—	$1,268,108
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	—	—	—	—	—	—	—
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	$1,261,475	$—	$1,261,475

December 31, 2020
Recorded investment (all)
Current	$—	$—	$—	$—	$1,944,417	$—	$1,944,417
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	—	—	—	—	2,001	—	2,001
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	—	—	—	—	—	—	—
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	$1,902,081	$—	$1,902,081

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The Company had no investments in impaired mortgage loans with or without an allowance for credit losses or in any impaired loans subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2021. As of December 31, 2020 the company had $2M in impaired mortgage loans.

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2021
With Allowance for Credit Losses	$—	$—	$—	$—	$—	$—	$—
No Allowance for Credit Losses	—	—	—	—	—	—	—
Total With and Without Allowance for Credit Losses	—	—	—	—	—	—	—
Subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	—	—	—	—	—	—	—

December 31, 2020
With Allowance for Credit Losses	$—	$—	$—	$—	$—	$—	$—
No Allowance for Credit Losses	—	—	—	—	2,001	—	2,001
Total With and Without Allowance for Credit Losses	—	—	—	—	2,001	—	2,001
Subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	—	—	—	—	—	—	—
The following table shows investments in impaired mortgage loans held by the Company and the related average recorded investment, the interest income recognized and the investments on nonaccrual status pursuant to SSAP No. 34, Investment Income Due and Accrued as of December 31, 2021, 2020 and 2019:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
	(In Thousands)
December 31, 2021
Average recorded investment	$—	$—	$—	$—	$13,826	$—	$13,826
Interest income recognized	—	—	—	—	612	—	612
Recorded Investments on nonaccrual status	—	—	—	—	—	—	—
Amount of interest income recognized using a cash-basis method of accounting	—	—	—	—	619	—	619

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
	(In Thousands)

December 31, 2020
Average recorded investment	$—	$—	$—	$—	$20,875	$—	$20,875
Interest income recognized	—	—	—	—	771	—	771
Recorded Investments on nonaccrual status	—	—	—	—	2,001	—	2,001
Amount of interest income recognized using a cash-basis method of accounting	—	—	—	—	777	—	777

December 31, 2019
Average recorded investment	$—	$—	$—	$—	$1,161	$—	$1,161
Interest income recognized	—	—	—	—	58	—	58
Recorded Investments on nonaccrual status	—	—	—	—	—	—	—
Amount of interest income recognized using a cash-basis method of accounting	—	—	—	—	65	—	65

The Company recognizes interest income on its impaired loans upon receipt.

The Company has no allowances for credit losses as of December 31, 2021 and 2020.

The Company had one mortgage loan derecognized as a result of foreclosure as of December 31, 2021, and no mortgage loans derecognized as a result of foreclosure as of December 31, 2020.

	2021	2020
	(In Thousands)
Aggregate amount of mortgage loans derecognized	$2.0	$—
Real estate collateral recognized	—	—
Other collateral recognized	—	—
Receivables recognized from a government guarantee of the foreclosed mortgage loan	—	—

During second quarter 2021, the Company initiated an appraisal of its Atlanta campus due to changes in the real estate environment as a result of COVID-19. The appraised value for the property was $47.3 resulting in an impairment loss of $1.1, which has been recorded as a net realized capital loss.

The Company owned a portion of land (1.47 acres) of a whole block (4.28 acres) located at 680 West Peachtree Street in Midtown Atlanta. It was part of a block bounded by Spring

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Street, Ponce de Leon, West Peachtree Street and Third Street consisting of three other owners of land. Cousins Properties executed a Purchase and Sale Agreement with the owners of the whole block (4.28 acres). On November 13, 2018, the Company sold its portion of the block (1.47 acres) to Cousins 3WPL and LLC, a Georgia Limited Liability Company. The Company received $17.4 net of closing costs. The Company recognized a gain of $12.4. An additional amount of $1.6 was received and recognized as a gain in 2019 as a result of this sale.

The Company owned 2.102 acres located at 5780 Powers Ferry Road in Sandy Springs, Georgia. The Company was contacted by The Georgia Department of Transportation (GDOT) in September 2018 requesting a Permanent Easement and Right of Way for the upcoming widening of an exit ramp on Interstate 285. The Company engaged a local land planner to provide guidance on the potential use of the entire parcel (2.102 acres). The City of Sandy Springs had changed the zoning classification of the land to include the development of town homes. Based on the change in zoning, the land planner determined that 12 town homes could be developed on the parcel and a local appraiser (CBRE) subsequently provided a land value of $0.6 for such a development. In November 2019, the Company replied to GDOT’s proposal by offering the entire 2.102 acre parcel for $0.6. On June 17, 2020 GDOT confirmed that they would accept the $0.6 offer. On October 9, 2020, the Company sold the entire parcel to GDOT. The Company recognized a gain of $0.3.

The Company in 2012, sub-divided the land in association with the sale of the Minot campus in Minot, North Dakota to Cognizant and Voya leased the small building. The retained land (Lot 1, Block 2 and Lot 1 Block 3) began to be marketed for sale, but due to a decline in the economy, there was no significant interest from potential buyers. Cognizant sold the campus to the Minot Public Schools in early 2020. Shortly after the acquisition, Minot Public Schools contacted the Company with the desire to acquire the land for athletic fields. A cash sale price of $0.6 was eventually agreed to broken out as a $0.8 sale price (based on the 2020 appraisal) and a $0.2 donation to the non-profit school system by the Company. ReliaStar Life Insurance Company received net sales proceeds of $0.6. The closing took place on June 25, 2021 with a net gain of $0.4.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Net Realized Capital Gains and Losses
Realized capital (losses) gains are reported net of federal income taxes and amounts transferred to the IMR are as follows:

	December 31
	2021	2020	2019
	(In Thousands)
Realized capital gains (losses)	$1,270,364	$(55)	$(10,080)
Amount transferred to IMR (net of related taxes of
$240,646 in 2021, $9,532 in 2020 and $196 in 2019)	(905,288)	(35,860)	(736)
Federal income tax (expense) benefit	(285,412)	(7,718)	3,707
Net realized capital gains (losses)	$79,664	$(43,633)	$(7,109)

Realized capital losses include losses of $20.3, $64.1 and $18.0 related to securities that have experienced an other than temporary decline in value during 2021, 2020 and 2019, respectively.

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $6.2 billion, $1.2 billion and $1.4 billion in 2021, 2020 and 2019, respectively. Gross gains of $1,122.1, $89.3 and $52.0 and gross losses of $2.4, $25.6 and $20.9 during 2021, 2020 and 2019, respectively, were realized on those sales. A portion of the gains and losses realized in 2021, 2020 and 2019 has been deferred to future periods in the IMR.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table discloses, in aggregate, the OTTI’s recognized by the Company in accordance with structured securities subject to SSAP No. 43R, Loan-backed and Structured Securities (“SSAP No. 43R”) due to intent to sell or inability or lack of intent to hold to recovery in 2021:

	Amortized Cost Basis Before Other-than-Temporary Impairment	Other-than-Temporary Impairment Recognized
		Interest	Non-interest	Fair Value
	(In Thousands)
First quarter:
Aggregate intent to sell	$100,305	$9,725	$—	$90,580
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total first quarter	$100,305	$9,725	$—	$90,580

Second quarter:
Aggregate intent to sell	$42	$8	$—	$34
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total second quarter	$42	$8	$—	$34

Third quarter:
Aggregate intent to sell	$4,103	$1,106	$—	$2,997
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total third quarter	$4,103	$1,106	$—	$2,997

Fourth quarter:
Aggregate intent to sell	$20,900	$4,519	$—	$16,381
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total fourth quarter	$20,900	$4,519	$—	$16,381

Total	N/A	$15,358	$—	N/A

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table discloses in aggregate the OTTI’s recognized by the Company in accordance with structured securities subject to SSAP No. 43R due to intent to sell or inability or lack of intent to hold to recovery in 2020:

	Amortized Cost Basis Before Other-than-Temporary Impairment	Other-than-Temporary Impairment Recognized
		Interest	Non-interest	Fair Value
	(In Thousands)
First quarter:
Aggregate intent to sell	$9,782	$1,643	$—	$8,139
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total first quarter	$9,782	$1,643	$—	$8,139

Second quarter:
Aggregate intent to sell	$108,926	$9,894	$—	$99,032
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total second quarter	$108,926	$9,894	$—	$99,032

Third quarter:
Aggregate intent to sell	$60,639	$1,426	$—	$59,213
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total third quarter	$60,639	$1,426	$—	$59,213

Fourth quarter:
Aggregate intent to sell	$32,104	$624	$—	$31,480
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total fourth quarter	$32,104	$624	$—	$31,480

Total	N/A	$13,587	$—	N/A

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table discloses in aggregate the OTTI’s recognized by the Company in accordance with structured securities subject to SSAP No. 43R due to intent to sell or inability or lack of intent to hold to recovery in 2019.

	Amortized Cost Basis Before OTTI	Other-than-Temporary Impairments
		Interest	Non-interest	Fair Value
	(In Thousands)
First quarter:
Aggregate intent to sell	$267	$44	$—	$223
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total first quarter	$267	$44	$—	$223

Second quarter:
Aggregate intent to sell	$6,821	$1,559	$—	$5,262
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total second quarter	$6,821	$1,559	$—	$5,262

Third quarter:
Aggregate intent to sell	$20,691	$163	$—	$20,528
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total third quarter	$20,691	$163	$—	$20,528

Fourth quarter:
Aggregate intent to sell	$60,304	$1,529	$—	$58,775
Aggregate inability or lack of intent to hold to recovery	—	—	—	—
Total fourth quarter	$60,304	$1,529	$—	$58,775

Total	N/A	$3,295	$—	N/A

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table discloses in detail the OTTI’s due to present value of cash flows being less than amortized cost recognized by the Company in accordance with structured securities subject to SSAP No. 43R, exclusive of intent impairments, in 2021:

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value at Time of OTTI
	(In Thousands)
12669EEH5	$56	$51	$5	$51	$51
362351AB4	199	195	4	195	192
69348RTD8	42	41	1	41	28
			$10

The total amount of OTTI’s recognized by the Company arising from the present value of expected cash flows being less than the amortized cost of structured securities subject to SSAP No. 43R was $0.0, $2.8 and $0.3 in 2021, 2020 and 2019, respectively.

The following table discloses, in the aggregate, all structured securities in an unrealized loss position for which an OTTI has not been recognized in accordance with the requirements of SSAP No. 43R. This includes securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains:

	December 31, 2021
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
	(In Thousands)
Less than 12 months	$21,919	$980,363
Greater than 12 months	10,802	148,549
Total	$32,721	$1,128,912

	December 31, 2020
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
	(In Thousands)
Less than 12 months	$13,342	$412,784
Greater than 12 months	$5,009	$144,599
Total	$18,351	$557,383

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Impairments on joint venture, partnerships and limited liability company holdings are taken when the fair value is less than 90% of book value, and it is determined that the decline below book value is not recoverable. The fair value of these investments is based upon the Company’s overall proportional ownership interest in the underlying partnership. The investment and the amount of the impairments for the years ended December 31, 2021, 2020 and 2019 are as follows:

	Year ended December 31
Description	2021	2020	2019
	(In Thousands)
ABRY PARTNERS VII LP	$—	$—	$119
AEOLUS PROP CATA KEYSTONE PF FUND	—	5	—
AMERICAN SECURITIES PARTNERS VIII LP	—	101	17
APOLLO HYBRID VALUE FUND LP	—	—	2
APOLLO INVESTMENT FUND IX LP	—	—	33
BERKSHIRE FUND IX LP	—	—	616
BLACKSTONE EQ MANAGED ACCT PORT LP	—	120	—
CARLYLE REALTY PARTNERS VIII LP	—	—	49
CERBERUS RM FUND	—	31	—
CHAMBERS ENERGY CAPITAL III	—	1,962	198
CHARLESBANK CAP PTNS IX LP	—	—	24
CHARLESBANK CAP PTNS IX OVERAGE PR	—	—	5
CLARION CAPITAL PARTNERS III	—	—	25
CORVEX PARTNERS LP	—	—	629
CVC CREDIT PARTNERS EURO MID MARKET	—	479	—
DYAL CAPITAL PARTNERS IV	—	90	29
EAST LODDGE EUROPEAN ABS FUND	—	215	—
ENCAP ENERGY CAPITAL FUND XI LP	—	—	75
ENERGY CAPITAL PARTNERS, LP PRVT	—	31	129
EQT INFRASTRUCTURE IV	—	—	36
FS EQUITY PARTNERS VIII LP	—	—	20
GCG INVESTORS IV LP	—	—	100
GENERAL ATLANTIC INV PTNS 2019	—	43	—
GENSTAR CAPITAL PARTNERS IX	—	—	9
HARVEST PARTNERS VII LP	—	342	—
KAYNE SENIOR CREDIT FUND III	—	199	20
KAYNE SENIOR CREDIT FUND IV	—	183	—
KINDERHOOK CAPITAL FUND V-B	—	282	—
KKR GLOBAL INFRASTRUCR INVEST III	—	—	21
MACHINE ZONE COMMON STOCK	—	1,022	205
MACHINE ZONE SERIES D	—	1,692	322
MARANON SR CREDIT STRATEGIES FND V	—	250	77
OAKTREE REDF II FUND	—	235	—

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

	Year ended December 31
Description	2021	2020	2019
	(In Thousands)
PEAK ROCK CAP CREDIT FUND II	—	—	15
POMONA VOYA HOLDINGS II LP	—	—	148
QUAD-C PARTNERS IX	—	1	—
QUANTUM ENERGY PARTNERS VII	—	433	—
SILVER OAK SVS PARTNERS III LP	—	484	254
SHELTER GROWTH OPPOR FUND LTD	—	846	—
SOLOUS LLC	—	2,090	—
TAILWIND CAPITAL PARTNERS III LP	—	—	33
THOMA BRAVO FUND XIII	—	—	9
VISIUM BALANCED FUND	—	—	29
VISTA EQUITY PARTNERS FUND VII LP	—	—	27
Total	$—	$11,136	$3,275

Investment Income

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2021	2020	2019
	(In Thousands)
Income:
Equity securities	$10,077	$5,895	$4,688
Bonds	378,107	615,438	633,372
Mortgage loans	62,156	87,124	101,997
Derivatives	(151)	1,234	6,762
Contract loans	9,796	25,284	25,123
Real estate	7,985	7,044	7,032
Other invested assets	85,507	97,717	53,205
Other	11,731	1,315	5,222
Total investment income	565,208	841,051	837,400
Investment expenses	(41,585)	(47,082)	(50,962)
Net investment income	$523,623	$793,969	$786,438

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Securities Lending

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions, through a lending agent, for short periods of time. The securities received in the program cannot be sod or repledged. As of December 31, 2021 and 2020, the fair value of securities retained as collateral by the lending agent on the Company’s behalf was $28.1 and $21.2, respectively.

The Company had loaned securities, which are reflected as invested assets on the balance sheets, with a fair value of approximately $189.3 and $41.4 at December 31, 2021 and 2020, respectively.

The aggregate fair value amount of collateral received, by specific time period, for securities lending agreements at December 31, 2021 and 2020 are shown below:

	2021	2020
	(In Thousands)
Open	$167,928	$21,594
30 days or less	—	—
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—
Securities received	—	—
Total collateral received	$167,928	$21,594

The Company uses cash collateral received for income generation and general liquidity purposes. At the end of the loan term, the Company will take back its securities, and the counterparty will receive the amount loaned, together with the agreed upon interest.

The Company has not pledged any of its assets as collateral that are not reclassified and separately reported on the balance sheet.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The aggregate amount of collateral reinvested, by specific time period, for securities lending agreements at December 31, 2021 and 2020 are shown below:

	2021		2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—	$—	$—
30 days or less	70,263	70,263	15,432	15,432
31 to 60 days	27,486	27,486	6,162	6,162
61 to 90 days	16,973	16,973	—	—
91 to 120 days	13,232	13,230	—	—
121 to 180 days	17,173	17,171	—	—
181 to 365 days	22,800	22,785	—	—
1 to 2 years	—	—	—	—
2 to 3 years	—	—	—	—
Greater than 3 years	—	—	—	—
Securities received	—	—	—	—
Total collateral reinvested	$167,927	$167,908	$21,594	$21,594

The maturity dates of the liabilities appropriately match the invested assets in the securities lending program.

There were no amounts held as collateral for transactions that extend beyond one year at December 31, 2021 and 2020.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Federal Home Loan Bank Agreements

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (issued funding agreements) with the FHLB. It is part of the Company's strategy to utilize these funds for spread lending purposes. The Company has determined the estimated maximum borrowing capacity as $4.6 billion. The Company has the ability to obtain funding from the FHLB based on a percentage of the value of its assets and subject to the availability of eligible collateral. The limit across all programs is 30% of the general and separate accounts total assets of the Company, one quarter in arrears.

The amount of FHLB capital stock held by the Company is as follows:

	2021			2020
	General Account	Separate Account	Total	General Account	Separate Account	Total
	(In Thousands)
Membership stock - Class A	$—	$—	$—	$—	$—	$—
Membership stock - Class B	10,000	—	10,000	10,000	—	10,000
Activity stock	21,400	—	21,400	—	—	—
Excess stock	—	—	—	—	—	—
Aggregate total	$31,400	$—	$31,400	$10,000	$—	$10,000
All FHLB membership stock is not eligible for redemption.

The amount of collateral pledged to FHLB at the end of the reporting period, and the maximum amount that was pledged to FHLB during the reporting period is as follows:

	Amount Pledged at End of Reporting Period			Maximum Amount Pledged During Reporting Period
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
	(In Thousands)
As of December 31, 2021
General account	$756,572	$691,004	$535,000	$769,965	$701,022	$500,000
Separate account	$—	$—	$—	$—	$—	$—
Total	$756,572	$691,004	$535,000	$769,965	$701,022	$500,000

As of December 31, 2020
General account	$389,481	$335,250	$—	$389,481	$335,250	$—
Separate account	$—	$—	$—	$—	$—	$—
Total	$389,481	$335,250	$—	$389,481	$335,250	$—

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The amount borrowed from FHLB resulted in the following at the end of December 31, 2021:

	Total	General Account	Separate Account	Funding Agreements Reserves Established
(In Thousands)
As of December 31, 2021
(a) Debt	$—	$—	$—
(b) Funding Agreements	535,000	535,000	—	498,786
(c) Other	—	—	—
(d) Aggregate Total (a+b+c)	$535,000	$535,000	$—	498,786

As of December 31, 2020
(a) Debt	$—	$—	$—	XXX
(b) Funding Agreements	—	—	—	—
(c) Other	—	—	—	XXX
(d) Aggregate Total (a+b+c)	$—	$—	$—	$—

Maximum Amount During 2021
1. Debt	$—	$—	$—
2. Funding Agreements	545,000	545,000	—
3. Other	—	—	—
4. Aggregate Total (Lines 1+2+3)	$545,000	$545,000	$—

The Company has no prepayment obligations for debt, funding agreements, or other as of December 31, 2021.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Restricted Assets
The following table shows assets pledged as collateral or restricted at December 31, 2021:

	Gross (Admitted & Nonadmitted) Restricted
	General Account		Separate Account		Total Assets	Total From Prior Year	Increase/(Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category	Total Assets	Supporting Separate Account Activity*	Total Assets	Supporting General Account Activity**
	(In Thousands)
Collateral held under security lending agreements	$176,309	$—	$—	$—	176,309	$36,582	139,727	$—	$176,309	1.1%	1.2%
FHLB capital stock	31,400	—	—	—	31,400	10,000	21,400	—	31,400	0.2%	0.2%
On deposit with states	25,655	—	—	—	25,655	30,147	(4,492)	—	25,655	0.2%	0.2%
Pledged collateral to FHLB (including assets backing funding agreements)	691,004	—	—	—	691,004	335,250	355,754	—	691,004	4.5%	4.6%
Derivative Pledged Collateral	47,176	—	—	—	47,176	45,673	1,503	—	47,176	0.3%	0.3%
Total restricted assets	$971,544	$—	$—	$—	$971,544	$457,652	$513,892	$—	$971,544	6.3%	6.5%

* Subset of Total General Account Gross Restricted Assets
** Subset of Total Separate Account Restricted Assets

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows assets pledged as collateral or restricted at December 31, 2020:

	Gross (Admitted & Nonadmitted) Restricted
	General Account		Separate Account		Total Assets	Total From Prior Year	Increase/(Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category	Total Assets	Supporting Separate Account Activity*	Total Assets	Supporting General Account Activity**
	(In Thousands)
Collateral held under security lending agreements	$36,582	$—	$—	$—	$36,582	$335,096	$(298,514)	$—	$36,582	0.2%	0.2
FHLB capital stock	10,000	—	—	—	10,000	10,000	—	—	10,000	0.1%	0.1
On deposit with states	30,147	—	—	—	30,147	27,050	3,097	—	30,147	0.2%	0.2
Pledged collateral to FHLB (including assets backing funding agreements)	335,250	—	—	—	335,250	111,388	223,862	—	335,250	1.7%	1.7
Derivative Pledged Collateral	45,673	—	—	—	45,673	45,323	350	—	45,673	0.2%	0.2
Total restricted assets	$457,652	$—	$—	$—	$457,652	$528,857	$(71,205)	$—	$457,652	2.4%	2.4

* Subset of Total General Account Gross Restricted Assets
** Subset of Total Separate Account Restricted Assets

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows collateral received and reflected as assets at December 31, 2021:

Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets**
	(In Thousands)
Cash, Cash Equivalents and Short-Term Investments	$83,202	$83,202	0.66%	0.68%
Reinvested collateral assets owned	167,928	167,907	1.33	1.36
Total collateral Assets	$251,130	$251,109	1.99%	2.04%

*BACV divided by total assets excluding Separate Accounts
**BACV divided by total admitted assets excluding Separate Accounts

	Amount	% of Liability to Total Liabilities
	(In Thousands)
Recognized Obligation to Return Collateral Asset (General Account)*	$251,130	2.38%
Recognized Obligation to Return Collateral Asset (Separate Account)**	$—	—%

*BACV divided by total liabilities excluding Separate Accounts
**BACV divided by total liabilities on Separate Accounts

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows collateral received and reflected as assets at December 31, 2020:

Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets**
	(In Thousands)
Cash, Cash Equivalents and Short-Term Investments	$13,920	$13,920	0.08%	0.08%
Reinvested collateral assets owned	21,594	21,594	0.13%	0.13%
Total collateral assets	$35,514	$35,514	0.21%	0.21%

*BACV divided by total assets excluding Separate Accounts
**BACV divided by total admitted assets excluding Separate Accounts

	Amount	% of Liability to Total Liabilities*
	(In Thousands)
Recognized Obligation to return Collateral Asset (General Account)*	$35,514	0.23%
Recognized Obligation to Return Collateral Asset (Separate Account)**	$—	—%

*BACV divided by total liabilities excluding Separate Accounts
**BACV divided by total liabilities on Separate Accounts

Troubled Debt Restructuring

The Company has a high quality, well performing, portfolio of commercial mortgage loans and private placement debts. Under certain circumstances, modifications to these contracts are granted. Each modification is evaluated as to whether troubled debt restructuring has occurred. A modification is a troubled debt restructure when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include: reduction of the face amount or maturity amount of the debt as originally stated, reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or reduction of accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. A valuation allowance may have been recorded prior to the quarter when the loan is modified in a troubled debt restructuring. Accordingly, the carrying value (net of the specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

As of December 31, 2021, the Company held seven troubled debt restructuring commercial loans with a carrying value of $13.7. As of December 31, 2020, the Company held seven troubled debt restructuring commercial loans with a carrying value of $18.2.

For the years ended December 31, 2021 and 2020, the Company’s total recorded investment in restructured debts was $13.7 and $18.2, respectively. The Company realized losses related to these investments of $0.0, $0.0, and $11.2 during 2021, 2020, and 2019, respectively.

The Company has no contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings.

The Company accrues interest income on impaired loans to the extent it is deemed collectible, that is delinquent less than 90 days, and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

4.    Derivative Financial Instruments Held for Purposes Other than Trading
The Company’s use of derivatives is primarily for economic hedging purposes to reduce the Company’s exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, and market risk. The Company enters into the following type of derivatives: Credit Contracts, Equity Contracts, Foreign Exchange Contracts and Interest Rate Contracts. The Company's use and hedging strategy of derivatives is detailed in Note 1.
Upfront fees paid or received on derivative contracts are included on the balance sheets as an asset or liability and are being amortized to investment income over the remaining terms of the contracts.

Periodic payments from such contracts are included in investment income on the statements of operations. Accrued amounts payable to or receivable from counterparties are included in other liabilities or accrued investment income on the balance sheet. Gains or losses realized as a result of early terminations are recognized in income in the statement of operations or deferred into IMR and amortized into investment income.
The Company is exposed to credit loss in the event of nonperformance by counterparties on certain derivative contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties’ credit standing, collateral agreements, and master netting agreements.

    Under the terms of the Company’s Over-The-Counter ("OTC") Derivative International Swaps and Derivatives Association, Inc. ("ISDA") agreements, the Company may receive from, or deliver to, counterparties, collateral to assure that all terms of the ISDA agreements will be met with regard to the Credit Support Annex ("CSA"). The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. Collateral held is used in accordance with the CSA to satisfy any obligations. Investment grade bonds owned by the Company are the source of noncash collateral posted, which is reported on the balance sheet.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The table below summarizes the Company's types and amounts of collateral held, pledged and delivered related to OTC derivative contracts and cleared derivative contracts:

		As of December 31, 2021	As of December 31, 2020
Collateral Type:		(In Thousands)
Cash
	Held - OTC contracts	$1,566	$717
	Pledged- Cleared Contracts	67,939	104,053

Securities
	Delivered	47,176	45,673

The Company sells credit default swap protection, in conjunction with other investments, to replicate the income characteristics of otherwise permitted investments. The standard contract is five or seven years. In the event of default of the reference entity, the Company would be required to pay the notional amount of the contract. At December 31, 2021 and 2020, the total amount would be $13.0 and $3.0, respectively.

The table below summarizes the Company’s derivative contracts at December 31, 2021 and 2020:

	Notional Amount	Carrying Value	Fair Value
	(In Thousands)
December 31, 2021
Derivative contracts:
Credit contracts	$23,255	$(317)	$(34)
Equity contracts	41,512	794	794
Foreign exchange contracts	111,423	(3,064)	500
Interest rate contracts	4,205,992	(49,080)	(67,613)
Total derivatives	$4,382,182	$(51,667)	$(66,353)

December 31, 2020
Derivative contracts:
Credit contracts	$33,165	$(524)	$(311)
Equity contracts	43,062	847	847
Foreign exchange contracts	144,852	(8,856)	(6,354)
Interest rate contracts	6,174,160	(64,773)	(103,907)
Total derivatives	$6,395,239	$(73,306)	$(109,725)

The Company does not have any derivative contracts with financing premiums.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

5.    Concentrations of Credit Risk
The Company held below investment grade corporate bonds with an aggregate book value of $404.2 and $618.1 and an aggregate fair value of $455.5 and $689.2 at December 31, 2021 and 2020, respectively. Those holdings amounted to 5.0% and 5.0% of the Company’s investments in bonds at December 31, 2021 and 2020, respectively. The holdings of below investment grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company held unrated bonds with a carrying value of $64.7 and $135.5 with an aggregate fair value of $70.9 and $146.8 at December 31, 2021 and 2020, respectively. The carrying value of these holdings amounted to 0.8% and 1.1% of the Company’s investment in bonds at December 31, 2021 and 2020, respectively.

The Company's commercial mortgage loan portfolio is diversified by geographic region and property type to manage concentration risk. The Company manages risk when originating commercial mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate. Subsequently, the Company continuously evaluates all mortgage loans based on relevant current information including a review of loan-specific credit, property characteristics and market trends. Loan performance is continuously monitored on a loan-specific basis throughout the year. This review includes submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review evaluates whether the properties are performing at a consistent and acceptable level to secure the debt. The components to evaluate debt service coverage are received and reviewed at least annually to determine the level of risk.

The Company rates all commercial mortgages to quantify the level of risk. The Company places those loans with higher risk on a watch list and closely monitors these loans for collateral deficiency or other credit events that may lead to a potential loss of principal and/or interest.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of commercial mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. An LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the value of the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property's net income (loss) to its debt service payments. A DSC ratio of less than 1.0 indicates that property's operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above. LTV and DSC ratios as of the dates indicated are presented below:

	2021		2020
	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Origination Loan-to-Value
0% - 50%	$154,794	12.2%	$225,125	11.6%
50% - 60%	316,959	25.0%	501,931	25.8%
60% - 70%	696,312	54.9%	1,109,214	57.0%
70% - 80%	96,769	7.6%	110,149	5.7%
80% - 90%	3,274	0.3%	—	—%
Total	$1,268,108	100.0%	$1,946,419	100.0%

Debt Service Coverage Ratio
Greater than 1.5x	$944,801	74.6%	$1,550,275	79.6%
1.25x to 1.5x	117,274	9.2%	208,167	10.7%
1.0x to 1.25x	126,101	9.9%	123,824	6.4%
Less than 1.0x	79,932	6.3%	64,153	3.3%
Total	$1,268,108	100.0%	$1,946,419	100.0%

*Commercial mortgage loans secured by land or construction loans
If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect on all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to either the present value of expected cash flows from the loan, discounted at the loan’s effective interest rate, or fair value of the collateral.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company's mortgage loan portfolio diversification by property type:

	As of December 31, 2021		As of December 31, 2020
Property Type	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Apartments	$316,528	25.0%	$518,117	26.6%
Hotel/Motel	31,776	2.5%	50,670	2.6%
Industrial	291,010	22.9%	389,232	20.0%
Mixed Use	14,251	1.1%	16,590	0.9%
Office	211,531	16.7%	291,334	15.0%
Other	66,732	5.3%	115,747	5.9%
Retail	336,280	26.5%	564,729	29.0%
Total	$1,268,108	100.0%	$1,946,419	100.0%

The following table shows the Company's mortgage loan portfolio diversification by region:

	As of December 31, 2021		As of December 31, 2020
Region	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Pacific	$333,828	26.4%	$603,165	31.0%
South Atlantic	256,029	20.2%	424,137	21.8%
West South Central	112,873	8.9%	165,030	8.5%
East North Central	99,352	7.8%	157,118	8.1%
Middle Atlantic	259,107	20.4%	289,486	14.9%
Mountain	111,465	8.8%	188,296	9.7%
West North Central	53,621	4.2%	59,847	3.1%
New England	21,844	1.7%	28,420	1.5%
East South Central	19,989	1.6%	30,920	1.6%
Total	$1,268,108	100.0%	$1,946,419	100.0%

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows the carrying value of the Company's mortgage loan portfolio breakdown by year of origination:

Year of Origination	2021	2020
	(In Thousands)
2021	$115,009	$—
2020	65,602	78,004
2019	106,978	188,123
2018	23,183	128,230
2017	109,267	182,582
2016	127,234	239,095
2015 and prior	720,835	1,130,386
Total	$1,268,108	$1,946,419

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

6.    Reserves
At December 31, 2021 and 2020, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total
December 31, 2021	(In Thousands)
Individual Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$30,978	$14,795	$—	$45,773	0.8%
At book value less current surrender charge of 5% or more	66,728	—	—	66,728	1.1
At fair value	—	—	1,181,129	1,181,129	19.5
Total with market value adjustment or at fair value	97,706	14,795	1,181,129	1,293,630	21.3
Subject to discretionary withdrawal (without adjustment):
At book value without adjustment (minimal or no charge or adjustment)	4,543,653	—	—	4,543,653	75.0
Not subject to discretionary withdrawal	224,868	—	7	224,875	3.7
Total gross individual annuities reserves	4,866,227	14,795	1,181,136	6,062,158	100.0%
Less reinsurance ceded	552,540	—	—	552,540
Total net individual annuities reserves	$4,313,687	$14,795	$1,181,136	$5,509,618
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$10,604	$—	$—	$10,604

Group Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	390	—	—	390	—
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	390	—	—	390	—
Subject to discretionary withdrawal (without adjustment):
At book value without adjustment (minimal or no charge or adjustment)	2,072,824	—	—	2,072,824	96.2
Not subject to discretionary withdrawal	80,582	—	—	80,582	3.7
Total gross group annuities reserves	2,153,796	—	—	2,153,796	100.0%
Less reinsurance ceded	36,129	—	—	36,129
Total net group annuities reserves	$2,117,667	$—	$—	$2,117,667

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$176	$—	$—	$176

	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	Percent of Total

Deposit Type Contracts (no life contingencies):
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—	—
At book value without adjustment (minimal or no charge or adjustment)	514,697	—	—	514,697	41.9
Not subject to discretionary withdrawal	712,464	—	—	712,464	58.1
Total gross deposit type contracts reserves	1,227,161	—	—	1,227,161	100.0%
Less reinsurance ceded	80,068	—	—	80,068
Total net deposit type contracts reserves	$1,147,093	$—	$—	$1,147,093
Amount at book value with surrender charge in the current year that will move to at book value without adjustment for the first time within the year after the statement date	$—	$—	$—	$—

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total
December 31, 2020	(In Thousands)
Individual Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$36,251	$16,230	$—	$52,481	0.9%
At book value less current surrender charge of 5% or more	57,698	—	—	$57,698	0.9
At fair value	—	—	1,101,453	$1,101,453	17.9
Total with market value adjustment or at fair value	93,949	16,230	1,101,453	1,211,632	19.7%
At book value without adjustment (minimal or no charge or adjustment)	4,756,372	—	—	4,756,372	77.2
Not subject to discretionary withdrawal	193,878	—	82	193,960	3.1
Total gross individual annuities reserves	5,044,199	16,230	1,101,535	6,161,964	100.0%
Less reinsurance ceded	575,732	—	—	575,732
Total net individual annuities reserves	$4,468,467	$16,230	$1,101,535	$5,586,232
Amount at book value with surrender charge in the current year that will move to at book value without adjustment in the year after the statement date	$22,633	$—	$—	$22,633

Group Annuities:
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$1,116	$—	$—	$1,116	—
Total with market value adjustment or at fair value	1,116	—	—	1,116	—%
At book value without adjustment (minimal or no charge or adjustment)	2,133,279	—	—	2,133,279	93.9
Not subject to discretionary withdrawal	138,013	—	—	138,013	6.1
Total gross group annuities reserves	2,272,408	—	—	2,272,408	100.0%
Less reinsurance ceded	35,974	—	—	35,974
Total net group annuities reserves	$2,236,434	$—	$—	$2,236,434
Amount at book value with surrender charge in the current year that will move to at book value without adjustment in the year after the statement date	$502	$—	$—	$502

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total
	(In Thousands)
Deposit-Type Contracts (no life contingencies):
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—	—
At book value without adjustment (minimal or no charge or adjustment)	$575,366	$—	$—	$575,366	71.9%
Not subject to discretionary withdrawal	225,003	—	—	225,003	28.1
Total gross deposit-type contract reserves	800,369	—	—	800,369	100.0%
Less reinsurance ceded	6,048	—	—	6,048
Total net deposit-type contract reserves	$794,321	$—	$—	$794,321
Amount at book value with surrender charge in the current year that will move to at book value without adjustment in the year after the statement date	$—	$—	$—	$—

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

At December 31, 2021 and 2020, the Company’s life insurance reserves, including those held in separate accounts that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	Account Value	Cash Value	Reserve
	(In Thousands)
December 31, 2021
General Account
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$153,206	$689,724
Universal Life	1,075,087	1,033,788	1,243,859
Universal Life with Secondary Guarantees	1,171,793	1,156,827	2,325,218
Other Permanent Cash Value Life Insurance	243,241	1,062,279	1,232,528
Variable Life	2,286	2,286	2,286
Variable Universal Life	154,642	154,454	145,970
Miscellaneous Reserves	—	—	55,927
Not subject to discretionary withdrawal
Term Policies without Cash Value	XXX	XXX	7,866,434
Accidental Death Benefits	XXX	XXX	895
Disability- Active Lives	XXX	XXX	28,573
Disability- Disabled Lives	XXX	XXX	275,633
Miscellaneous Reserves	XXX	XXX	617,795
Total gross life insurance reserves	2,647,049	3,562,840	14,484,842
Less reinsurance ceded	2,499,472	3,343,614	13,861,222
Total net general account life insurance reserves	$147,577	$219,226	$623,620

Separate Account with Guarantees
Total net separate account with guaranteed life insurance reserves	$—	$—	$—

Separate Account Non-guaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Life	36,492	36,492	36,492
Variable Universal Life	1,611,584	1,609,496	1,609,496
Miscellaneous Reserves	—	—	—
Not subject to discretionary withdrawal
Miscellaneous Reserves	XXX	XXX	4,312
Total gross life insurance reserves	1,648,076	1,645,988	1,650,300
Less reinsurance ceded	—	—	—
Total net separate account with non-guaranteed life insurance reserves	$1,648,076	$1,645,988	$1,650,300

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

	Account Value	Cash Value	Reserve
	(In Thousands)
December 31, 2020
General Account
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$96,731	$632,163
Universal Life	1,060,936	1,079,364	1,474,447
Universal Life with Secondary Guarantees	1,249,358	1,226,776	2,397,542
Other Permanent Cash Value life Insurance	303,780	651,248	1,089,082
Variable Life	2,836	2,836	2,721
Variable Universal life	153,251	152,854	143,733
Miscellaneous Reserves	—	—	2,148
Not subject to discretionary withdrawal
Term Policies without Cash Value	XXX	XXX	7,935,012
Accidental Death Benefits	XXX	XXX	914
Disability- Active Lives	XXX	XXX	30,595
Disability- Disabled Lives	XXX	XXX	286,816
Miscellaneous Reserves	XXX	XXX	622,063
Total gross life insurance reserves	2,770,161	3,209,809	14,617,236
Less reinsurance ceded	505,811	527,872	10,225,736
Total net general account life insurance reserves	$2,264,350	$2,681,937	$4,391,500

Separate Account with Guarantees
Total gross life insurance reserves	—	—	—
Less reinsurance ceded	—	—	—
Total net separate account with guaranteed life insurance reserves	$—	$—	$—

Separate Account Non-guaranteed
Variable Life	31,138	31,138	31,138
Variable Universal life	1,452,056	1,449,165	1,447,374
Total gross life insurance reserves	1,483,194	1,480,303	1,478,512
Less reinsurance ceded	—	—	—
Total net separate account with non-guaranteed life insurance reserves	$1,483,194	$1,480,303	$1,478,512

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2021 and 2020 are as follows:

Type	Gross	Net of Loading
	(In Thousands)
December 31, 2021
Ordinary new business	$2,988	$4
Ordinary renewal	(122,638)	(124,667)
Group Life	(76,898)	(80,332)
Totals	$(196,548)	$(204,995)

December 31, 2020
Ordinary new business	$2,121	$57
Ordinary renewal	(30,947)	(31,634)
Group Life	(89,792)	(93,149)
Totals	$(118,618)	$(124,726)

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

7.    Employee Benefit Plans
Defined Benefit Plan: Voya Services Company (“VSC”) sponsors the Voya Retirement Plan (the “Qualified Plan”). The Qualified Plan is a tax qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation (“PBGC”). The Qualified Plan operates under a cash balance pension formula where participants earn a credit equal to 4% of eligible pay.  The accrued vested balance is portable. The costs allocated to the Company for its employees’ participation in the Qualified Plan were $3.8, $4.3 and $5.3 for 2021, 2020 and 2019, respectively. VSC is responsible for all Qualified Plan liabilities.

Defined Contribution Plans: VSC sponsors the Voya 401(k) Savings Plan (the “Savings Plan”). Substantially all employees of VSC and its subsidiaries and affiliates (excluding certain employees) are eligible to participate, including the Company’s employees other than Company agents. The Savings Plan is a tax qualified defined contribution plan. Savings Plan benefits are not guaranteed by the Pension Benefit Guaranty Corporation (“PBGC”). The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pretax basis. VSC matches such pretax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are subject to a 4 year graded vesting schedule (although certain specified participants are subject to a 5 year graded vesting schedule). All contributions made to the Savings Plan are subject to certain limits imposed by applicable law. Amounts allocated to the Company for the Savings Plan were $5.4, $7.3 and $6.4 for 2021, 2020 and 2019, respectively.

Omnibus Plan: Certain employees of the Company participate in the Voya Financial, Inc. 2013, 2014 and 2019 Omnibus Employee Incentive Plans (the "Omnibus Plans"). The Omnibus Plans each permit the granting of a wide range of equity-based awards, including restricted stock units ("RSUs"), performance share units ("PSUs"), and stock options. While the Company is not directly liable for the costs, an allocation is made based on the cost center of the participating employees. The costs allocated to the Company under these holding company arrangements for employee participation were $12.0, $16.3 and $14.5 for 2021, 2020 and 2019, respectively.

The Company also offers deferred compensation plans for eligible employees and certain other individuals who meet the eligibility criteria. The Company’s deferred compensation commitment for employees is recorded on the balance sheet in other liabilities and totaled $37.3 and $34.6 for the years ended December 31, 2021 and 2020, respectively.

As of August 1, 2009, Voya's Postretirement Welfare Plans are no longer eligible for the Medicare Retiree Drug Subsidy (“RDS”) that was being shared with retirees and beneficiaries.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Other Benefit Plans: In addition to providing retirement plan benefits, the Company, in conjunction with VSC, provides certain supplemental retirement benefits to eligible employees and health care and life insurance benefits to retired employees and other eligible dependents. The supplemental retirement plan includes a nonqualified defined benefit pension plan and a nonqualified defined contribution plan, which means all benefits are payable from the general assets of the Company. The postretirement health care plan is contributory with retiree contribution levels adjusted annually. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage. Prior to April 1, 2017, coverage for Medicare eligible retirees was provided through a fully insured Medicare Advantage plan. Effective April 1, 2017, the fully insured Medicare Advantage Plan was replaced with access to individual coverage through a private exchange. The Company's premium subsidy ended and was replaced with a monthly health reimbursement arrangement ("HRA") contribution.

A summary of assets, obligations and assumptions of the non-qualified defined benefit and other postretirement benefit plans are as follows:

	Overfunded		Underfunded
	2021	2020	2021	2020
	(In Thousands)
Pension Benefits
Benefit obligation at beginning of year	$—	$—	$26,051	$26,692
Service cost	—	—	—	—
Interest cost	—	—	665	856
Contribution by plan participants	—	—	—	—
Actuarial (gain) loss	—	—	(1,427)	1,258
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	(2,599)	(2,754)
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailments, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$—	$—	$22,690	$26,051

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

	Overfunded		Underfunded
	2021	2020	2021	2020
	(In Thousands)
Postretirement Benefits
Benefit obligation at beginning of year	$—	$—	$3,361	$3,936
Service cost	—	—	—	—
Interest cost	—	—	61	97
Contribution by plan participants	—	—	328	223
Actuarial (gain) loss	—	—	(161)	(338)
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	(729)	(557)
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailments, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$—	$—	$2,860	$3,361

* SSAP No. 11, Postemployment Benefits and Compensated Absences ( "SSAP No. 11")
A reconciliation of the beginning and ending balances of the fair value of plan assets is as follows:

	Pension Benefits		Postretirement Benefits
	2021	2020	2021	2020
	(In Thousands)
Fair value of plan assets at beginning of year	$—	$—	$—	$—
Actual return on plan assets	—	—	—	—
Foreign currency exchange rate changes	—	—	—	—
Reporting entity contribution	2,599	2,754	401	334
Plan participants' contributions	—	—	328	223
Benefits paid	(2,599)	(2,754)	(729)	(557)
Business combinations, divestitures and settlements	—	—	—	—
Fair value of plan assets at end of year	$—	$—	$—	$—

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The funded status of the plans are as follows:

	Pension Benefits		Postretirement Benefits
	2021	2020	2021	2020
	(In Thousands)

Components:
Prepaid benefit costs	$—	$—	$—	$—
Overfunded plan assets	—	—	—	—
Accrued benefit costs	17,545	18,322	6,197	7,339
Liability for pension benefits	5,146	7,729	(3,336)	(3,978)

Assets and Liabilities recognized:
Assets (nonadmitted)	$—	$—	$—	$—
Liabilities recognized	22,690	26,051	2,861	3,361

Unrecognized liabilities	$—	$—	$—	$—

The amount of the net periodic benefit cost recognized is shown below:

	Pension Benefits			Postretirement Benefits
	2021	2020	2019	2021	2020	2019
	(In Thousands)
Service cost	$—	$—	$—	$—	$—	$—
Interest cost	665	856	1,133	61	97	162
Expected return on plan assets	—	—	—	—	—	—
Transition asset or obligation	—	821	821	—	—	—
Gains and losses	1,157	1,276	834	(276)	(271)	(246)
Prior service cost or credit	—	—	—	(527)	(527)	(542)
Gain or loss recognized due to a settlement or curtailment	—	—	—	—	—	—
Total net periodic benefit cost	$1,822	$2,953	$2,788	$(742)	$(701)	$(626)

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost are as follows:

	Pension Benefits			Postretirement Benefits
	2021	2020	2019	2021	2020	2019
	(In Thousands)
Items not yet recognized - prior year	$7,730	$8,569	$8,326	$(3,977)	$(4,437)	$(5,453)
Net transition asset or obligation recognized	—	(821)	(821)	—	—	—
Net prior service cost or credit arising during the period	—	—	—	—	—	—
Net prior service cost or credit recognized	—	—	—	527	527	542
Net gain and loss arising during period	(1,427)	1,258	1,898	(161)	(338)	228
Net gain and loss recognized	(1,157)	(1,276)	(834)	276	271	246
Items not yet recognized - current year	$5,146	$7,730	$8,569	$(3,335)	$(3,977)	$(4,437)

The amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost are as follows:

	Pension Benefits			Postretirement Benefits
	2021	2020	2019	2021	2020	2019
	(In Thousands)
Net transition asset or obligation	$—	$—	$821	$—	$—	$—
Net prior service cost or credit	—	—	—	(895)	(1,421)	(1,948)
Net recognized gains and losses	5,146	7,729	7,748	(2,442)	(2,557)	(2,489)

Assumptions used in determining year-end liabilities for the defined benefit plans as of December 31, 2021 and 2020 were as follows:

	2021	2020
Weighted average discount rate	3.00%	2.67%

The weighted-average discount rate used to determine year-end liabilities of other benefit plans was 2.55% and 1.98% as of December 31, 2021 and 2020, respectively.

Assumptions used in determining expense for the defined benefit plans as of January 1, 2021, 2020 and 2019 were as follows:

	2021	2020	2019
Weighted average discount rate	2.67%	3.36%	4.46%

The weighted-average discount rate used to determine expense of other benefit plans was 1.98%, 2.96% and 4.18% as of January 1, 2021, 2020, and 2019, respectively.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The annual assumed rate of increase in the per capita cost of covered benefits (i.e. health care cost trend rate) for the medical plan is 6.95%, decreasing gradually to 4.50% over five years.

The amount of accumulated benefit obligation for defined benefit pension plans was $22.7 and $26.1 as of December 31, 2021 and 2020, respectively.

The Company expects to pay the following benefits in future years:

Year ending December 31,	Benefits
(In Thousands)
2022	$2,611
2023	2,510
2024	2,401
2025	2,292
2026	2,170
2027 through 2031	8,994

The Company’s expected future contributions are equal to its expected future benefit payments.

The Company has multiple postretirement welfare benefit plans. The medical plans are contributory, with plan premiums and participants’ contributions adjusted annually. The life insurance plan for retirees is contributory based on retirement date.

The Company does not have any regulatory contribution requirements for 2022, and the Company currently intends to make voluntary contributions of $2.6 to the defined benefit pension plan for 2022.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

8.    Separate Accounts
Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

The general nature and characteristics of the separate accounts business is as follows:

	Nonindexed Guarantee Less Than/Equal to 4%	Non-Guaranteed Separate Accounts	Total
	(In Thousands)
December 31, 2021
Premium, consideration or deposits for the year	$—	$57,087	$57,087

Reserves for separate accounts with assets at:
Fair value	$14,795	$2,831,436	$2,846,231
Amortized cost	—	—	—
Total reserves	$14,795	$2,831,436	$2,846,231

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$14,795	$—	$14,795
At book value without market value adjustment and with
current surrender charge of 5% or more	—	—	—
At fair value	—	2,831,429	2,831,429
At book value without market value adjustment and with
current surrender charge less than 5%	—	—	—
Subtotal	—	2,831,429	2,846,224
Not subject to discretionary withdrawal	—	7	7
Total separate account aggregate reserves	$—	$2,831,436	$2,846,231

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

	Nonindexed Guarantee Less Than/Equal to 4%	Non-Guaranteed Separate Accounts	Total
	(In Thousands)

December 31, 2020
Premium, consideration or deposits for the year	$—	$64,208	$64,208

Reserves for separate accounts with assets at:
Fair value	$16,230	$2,585,476	$2,601,706
Total reserves	$16,230	$2,585,476	$2,601,706

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$16,230	$—	$16,230
At fair value	—	2,585,476	2,585,476
Subtotal	$16,230	$2,585,476	$2,601,706
Not subject to discretionary withdrawal	$—	$82	$82
Total separate account aggregate reserves	$16,230	$2,585,558	$2,601,788

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. For the years ended December 31, 2021 and 2020, the Company reported assets and liabilities from Individual Annuity, Individual Life and Market Value Adjustment (“MVA”) product lines in separate accounts.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Assets in the separate account are considered legally insulated from the general account, providing protection of such assets from being available to satisfy claims resulting in the general account. The assets legally and not legally insulated from the general account are summarized in the following table, by product or transaction type:

Product or Transaction	Legally Insulated Assets	Not Legally Insulated Assets
	(In Thousands)
December 31, 2021
Individual Annuity	$1,185,888	$—
Individual Life	1,646,598	—
MVA	14,800	—
	$2,847,286	$—

December 31, 2020
Individual Annuity	$1,107,081	$—
Individual Life	1,480,238	—
MVA	17,435	—
	$2,604,754	$—

As of December 31, 2021 and 2020 separate account assets for products registered with the SEC totaled $2.8 billion and $2.6 billion, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid the following amounts in risk charges:

Year ended	Risk Charges
(In Thousands)
2021	$14,694
2020	12,302
2019	12,114
2018	12,499
2017	12,107

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Total separate account guarantees paid by the Company’s general account are as follows:

Year ended	Guarantees Paid
(In Thousands)
2021	$200
2020	452
2019	487
2018	246
2017	307

The Company does not engage in securities lending transactions within the separate account.
A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year ended December 31
	2021	2020	2019
	(In Thousands)
Transfers as reported in the Summary of Operations
of the Separate Accounts Statement:
Transfers to separate accounts	$57,070	$63,552	$73,359
Transfers from separate accounts	(239,206)	(187,246)	(216,327)
Transfers as reported in the Statements of Operations	$(182,136)	$(123,694)	$(142,968)

Assets supporting separate accounts with additional insurance benefits and minimum investment return guarantees are comprised of bonds, equity securities, including mutual funds, and other invested assets. The aggregate fair value of the invested assets as of December 31, 2021 and 2020 was $2.8 billion and $2.6 billion, respectively.

The Company has separate account accounts for which less than 100% of investment proceeds, net of contract fees and assessments, are attributable to a contract holder. The reinvestment of investment proceeds within the separate account did not result in the Company having a combined investment portfolio that exceeded the state investment limitations imposed on the general account as of December 31, 2021 and 2020.
9.    Federal Income Taxes
The Company has entered into a federal tax sharing agreement with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The federal tax sharing agreement provides that Voya Financial, Inc. will pay its subsidiaries for the tax benefits of ordinary and capital losses only to the extent the consolidated tax group actually uses the tax benefit of losses

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

generated.

The following is a list of all affiliated companies that participate in the filing of this consolidated federal income tax return:

Midwestern United Life Insurance Company *	Voya Special Investments, Inc.
Pen-Cal Administrators, Inc.	Voya Financial Advisors, Inc.
Rancho Mountain Properties, Inc.	Voya Financial Holdings I, LLC
ReliaStar Life Insurance Company	Voya Financial Holdings II, LLC
ReliaStar Life Insurance Company of New York	Voya Financial, Inc.
Roaring River, LLC **	Voya Holdings Inc.
Roaring River II, Inc. *	Voya Institutional Trust Company
Roaring River IV, LLC **	Voya Insurance Solutions, Inc.
Security Life Assignment Corp.	Voya International Nominee Holdings, Inc.
Security Life of Denver Insurance Company *	Voya Investment Trust Company
Security Life of Denver International Limited *	Voya Payroll Management, Inc.
SLD America Equities, Inc. *	Voya Retirement Insurance and Annuity Company
SLDI Georgia Holdings, Inc.	Voya Services Company

*Former affiliate included in the 2020 consolidated federal income tax return
** Dissolved on December 27, 2021

Under the intercompany tax sharing agreement, the Company had a (payable)/receivable of $38.4 at December 31, 2021 and $(5.9) at December 31, 2020, respectively, to/from Voya Financial, Inc., an affiliate, for federal income taxes.

Current income taxes incurred consisted of the following major components:

	Year ended December 31
	2021	2020	2019
	(In Thousands)
Federal tax (benefit) expense on operations	$(652,430)	$42,668	$62,132
Federal tax expense (benefit) on capital gains and losses	285,412	7,718	(3,707)
Total current tax (benefit) expense incurred	$(367,018)	$50,386	$58,425

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The components of deferred tax asset and deferred tax liability that make up a Net Deferred Tax Asset (DTA) at December 31, 2021 and 2020 are as follows:

	12/31/2021			12/31/2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)
Gross DTAs	$554,421	$29,037	$583,458	$273,969	$37,020	$310,989	$280,452	$(7,983)	$272,469
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
Adjusted gross DTAs	554,421	29,037	583,458	273,969	37,020	310,989	280,452	(7,983)	272,469
Deferred Tax Assets Nonadmitted	263,302	—	263,302	—	—	—	263,302	—	263,302
Admitted Adjusted Gross DTAs	291,120	29,037	320,156	273,969	37,020	310,989	17,150	(7,983)	9,167
Gross Deferred tax liabilities	58,654	29,037	87,691	71,216	37,020	108,236	(12,562)	(7,983)	(20,545)
Net Admitted Adjusted Gross DTAs	$232,466	$—	$232,465	$202,753	$—	$202,753	$29,712	$—	$29,712

The Company has no unrecognized tax liability as of December 31, 2021 and December 31, 2020,

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The admission calculation components by tax character of admitted adjusted gross deferred tax assets as the result of the application of SSAP No. 101 as of December 31, 2021 and 2020 are as follows:

		12/31/2021			12/31/2020			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
		(In Thousands)
a.	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b.	Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a)) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	232,466	—	232,466	209,021	—	209,021	23,445	—	23,445
	1. Adjusted gross DTAs expected to be realized following the balance sheet date	410,827	29,037	439,864	238,507	37,020	275,527	172,320	(7,983)	164,337
	2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	232,466	XXX	XXX	209,021	XXX	XXX	23,445
c.	Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross deferred tax liabilities	58,654	29,037	87,691	64,948	37,020	101,968	(6,294)	(7,983)	(14,277)
d.	Deferred tax assets admitted as the result of application SSAP No. 101 Total	$291,120	$29,037	$320,157	$273,969	$37,020	$310,989	$17,151	$(7,983)	$9,168

The ratio percentage and the amount of adjusted capital and surplus used to determine the recovery period and threshold limitation are as follows:

	2021	2020
	(Amounts in Thousands)
Ratio percentage used to determine recovery period and threshold limitation amount	1,046.02%	886.65%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$1,758,524	$1,591,746

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Below shows the calculation to determine the impact of tax planning strategies on adjusted gross and net admitted DTAs:

	12/31/2021		12/31/2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
	(Amounts in Thousands)
Adjusted gross DTAs	$554,421	$29,037	$273,969	$37,020	$280,452	$(7,983)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross DTAs	$291,120	$29,037	$273,969	$37,020	$17,151	$(7,983)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0.00%	0.00%	69.96%	0.00%	(69.96)%	0.00%

The Company’s tax planning strategies do not include the use of reinsurance.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The significant components of deferred tax assets and deferred tax liabilities are as follows:

	12/31/2021	12/31/2020	Change
	(In Thousands)
Deferred Tax Assets
Ordinary:
Discounting of unpaid losses	$1,317	$321	$996
Unearned premium reserve	16	26	(10)
Policyholder reserves	87,274	75,379	11,895
Investments	21,731	57,253	(35,522)
Deferred acquisition costs	65,989	106,277	(40,288)
Policyholder dividends accrual	—	3,130	(3,130)
Compensation and benefits accrual	11,248	10,178	1,070
Pension accrual	4,900	5,567	(667)
Receivables - nonadmitted	3,154	6,578	(3,424)
Net operating loss carry-forward	350,694	1,413	349,281
Tax credit carry-forward	3,909	4,597	(688)
Other (including items <5% of total ordinary tax assets)	4,189	3,248	941
Subtotal	554,421	273,967	280,454
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	263,302	—	263,302
Admitted ordinary deferred tax assets	$291,120	$273,967	$17,152
Capital:
Investments	$29,037	$37,020	$(7,983)
Subtotal	29,037	37,020	(7,983)
Admitted capital deferred tax assets	$29,037	$37,020	$(7,983)
Admitted deferred tax assets	$320,157	$310,987	$9,169

Deferred Tax Liabilities
Ordinary:
Investments	$7,357	$32,187	$(24,830)
Fixed assets	892	1,144	(252)
Deferred and uncollected premiums	—	12,569	(12,569)
Pension Accrual	703	181	522
Policyholder reserves	33,198	8,657	24,541
Other (including items <5% of total ordinary tax liabilities)	962	219	743
Subtotal	$43,112	$54,957	$(11,845)
Capital:
Investments	$44,578	$53,280	$(8,702)
Subtotal	$44,578	$53,280	$(8,702)
Total deferred tax liabilities	$87,691	$108,237	$(20,547)

Net deferred tax assets/liabilities	$232,466	$202,750	$29,716

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 2021 and 2020, the Company had no valuation allowances.

The provision for federal income tax expense and change in deferred taxes differs from the amount which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes.

The significant items causing this difference are as follows:

		Year Ended December 31
		2021		2020		2019
		Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
		(Amounts In Thousands)
Ordinary income (loss)		$(1,942,828)		$291,705		$104,706
Capital gains (losses)		365,075		(35,915)		(10,815)
Total pretax income (loss)		(1,577,753)		255,790		93,891
Expected tax expense (benefit) at 21% statutory rate		(331,328)	21.0%	53,716	21.0%	19,717	21.0%
Increase (decrease) in actual tax reported resulting from:

a.	Dividends received deduction	(3,014)	0.2%	(1,640)	(0.6)%	(1,677)	(1.7)%
b.	Interest maintenance reserve	(25,091)	1.5%	7,313	2.8%	514	0.5%
c.	Reinsurance	309,966	(19.6)%	(17,604)	(6.9)%	39,920	42.5%
d.	Tax credits	(127)	—%	—	—%	—	—%
e.	Liquidation of subsidiary	(15,121)	1.0%	—	—%	—	—%
f.	Other	1,011	(0.1)%	(118)	—%	(189)	(0.2)%
Total income tax reported		$(63,704)	4.0%	$41,667	16.3%	$58,285	62.1%

Current income taxes incurred		$(367,019)	23.2%	50,387	19.7%	58,425	62.2%
Change in deferred income tax*		303,315	(19.2)%	(8,720)	(3.4)%	(140)	(0.1)%
Total income tax reported		$(63,704)	4.0%	$41,667	16.3%	$58,285	62.1%
*    Excluding tax on unrealized gains (losses) and other surplus items.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

As of December 31, 2021, the Company's tax credit carryforwards, including origination and expiration date, and the Company's net operating loss carryforwards, including origination date, are as follows:

	Year of Origination	Year of Expiration	Amount
			(In Thousands)
Low Income Housing Tax Credit	2013	2033	$3,904
Low Income Housing Tax Credit	2014	2034	2
Low Income Housing Tax Credit	2015	2035	2
Total Low Income Housing Credit			$3,908

Total Foreign Tax Credit			$—

Net Operating Loss	2018	—	$1,649,670
Net Operating Loss	2019	—	$20,303
Total Net Operating Loss			$1,669,973

There are no amounts of federal income tax incurred in prior years that will be available for recoupment in the event of future net losses from 2021, 2020, and 2019.

There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2021 and 2020.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company’s transferable state tax credit assets at December 31, 2021 and 2020 are as follows:

Method of Estimating Utilization of Remaining Transferable State Tax Credit	State	Carrying Value	Unused Credit Remaining
		(In Thousands)
December 31, 2021
Total State Tax Credits		$—	$—

December 31, 2020
Fixed credit at time of purchase	AL	$118	$—
Total State Tax Credits		$118	$—

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The Company does not have any non-transferable or nonadmitted state tax credit assets at December 31, 2021 or 2020.

The Company estimated the utilization of the remaining transferable and non-transferable state tax credits by projecting future premiums taking into account policy growth and rate changes, projecting future tax liability based on projected premiums, tax rates and tax credits, and comparing projected future tax liability to the availability of remaining transferable tax credits.

The Company had $0.0, $0.0 and $0.0 of tax contingencies as of December 31, 2021, 2020 and 2019, respectively.

The Company recognizes accrued interest and penalties related to tax contingencies in Federal income taxes and Federal income tax expense on the balance sheet and statements of operation, respectively. The Company had no accrued interest or penalties as of December 31, 2021, 2020 and 2019.

For the tax years 2019 through 2021, the Company participated in the Internal Revenue Service ("IRS") Compliance Assurance Process ("CAP"), which is a continuous audit program provided by the IRS. For the 2019 and 2020 tax years, the Company was in the Compliance Maintenance Bridge ("Bridge") phase of CAP. In the Bridge phase, the IRS did not conduct any review or provide any letters of assurance for those tax years.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

10.    Investment in and Advances to Subsidiaries
The Company has one wholly owned insurance subsidiary at December 31, 2021: RNY. The Company had two wholly owned insurance subsidiaries at December 31 2020: RNY and RR. In 2021, the company also has a minority ownership of Voya Special Investments, Inc. ("VSI"), a non-insurance subsidiary, which was acquired on March 1, 2021.

On 6/4/2021, the NAIC completed its review of the SUB-1 filing for the acquisition of VSI. The valuation at the time of the filing was $79.8. While no resubmission is required, a SUB-2 filing ahead of the 8/31/22 deadline is necessary.

Amounts invested in SCA investments within the scope of SSAP 97 (except paragraph 8.b.i entities) are summarized as follows:

	December 31
	2021		2020
	Admitted Amount	Nonadmitted Amount	Admitted Amount	Nonadmitted Amount
	(In Thousands)
SCA Entity
Voya Special Investments, Inc.	$93,378	$—	$—	$—
Total amounts invested in SCA entities	$93,378	$—	$—	$—

The Company received no cash dividends from RNY during years ended December 31, 2021, 2020 and 2019.
On September 12, 2008, the Company created a Missouri domiciled, wholly owned subsidiary, RR, as a limited liability company. RR received its licensure as a Captive pursuant to Missouri Revised Statutes Chapter 379 Sections 379.1353 to 379.1421 and the rules, regulations and interpretations of the Missouri Department of Insurance. After receiving all required and customary regulatory approvals, RR commenced doing business as a Captive on January 1, 2009.

The Company's share of losses in RR exceeds its investment in the entity for the year ended December 31, 2020. RR was dissolved on December 27, 2021.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Year	Reporting Entity's Share of Net Income (Loss)	Accumulated Share of Net Income (Losses)	Reporting Entity's Share of Equity, Including Negative Equity	Guaranteed Obligation/Commitment for Financial Support (Yes/No)	Reported Value
	(In Thousands)
2021	$463	$85	$—	No	$—
2020	$(29,308)	$(377,747)	$(362,497)	No	$—

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

11.    Reinsurance
The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from the reinsurer insolvencies, the Company evaluates the financial condition of the reinsurer and monitors concentrations of credit risk.

The company is not relieved of its primary obligation to the policyholder in a reinsurance transaction.

Effective January 1, 2019, the Company recaptured a block of 2013 Individual Term Life business previously ceded to FNL Insurance Company, Ltd. Concurrent with the recapture, the Company ceded the business to SLDI, a affiliate. The approximate effects of the transaction on the Company’s 2019 financial statements was a decrease in net income of $129.4 and an increase in surplus of $10.8; the result of $140.2 of a deferred gain. As a result of the transaction in Note 1, SLDI is no longer an affiliate.

Effective October 1, 2019, the Company ceded certain life business to New Re, a Swiss reinsurer being part of the Munich Re Group and a certified reinsurer in the state of Minnesota. The Company ceded $248.5 in premiums to New Re; the approximate effects of the transaction on the Company’s 2019 financial statements was an increase in pre-tax income of $29.3 and an increase in surplus of $127.4; the result of a deferred gain. This treaty, as well as a significant amount of previously reinsured business, was recaptured in 2021 and ceded to Resolution Life US as part of the Individual Life Transaction referenced in Note 1.

Assumed premiums amounted to $84.7, $94.7 and $88.5 for 2021, 2020 and 2019, respectively.
The Company’s ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	2021	2020	2019
	(In Thousands)
Premiums for the year ended	$8,212,822	$2,086,674	$2,502,311
Benefits paid or provided for the year ended	3,019,962	1,892,597	2,228,698
Policy and contract liabilities at year end	15,257,039	11,518,475	11,890,454

The amount of reinsurance credits taken for new agreements executed since January 1, 2021 which include policies or contracts that were in force or which had existing reserves established by the Company were $9.5 billion.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The Company estimates that an aggregate reduction in surplus of $6.8 billion would occur in the event that all reinsurance agreements were terminated, by either party, as of December 31, 2021. The amount estimated as of December 31, 2020 and 2019 was $7.8 billion and $8.0 billion, respectively. This excludes any agreements under which the reinsurer may unilaterally cancel for reasons other than nonpayment of premium or other similar credits.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

12.    Capital and Surplus
Under Minnesota insurance regulations, the Company is required to maintain a minimum total capital and surplus of $2.0. Under Minnesota insurance law, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends and distributions made within the preceding twelve months, exceeds the greater of (1) 10% of the insurer’s policyholder surplus as of the preceding December 31 or (2) the insurer's net gain from operations for the twelve-month period ended the preceding December 31, in each case determined in accordance with statutory accounting principles. In addition, under Minnesota insurance law, no dividend or other distribution exceeding an amount equal to an insurance company's earned surplus may be paid without the domiciliary insurance regulator's prior approval. An extraordinary dividend or distribution cannot be paid without the prior approval of the Minnesota Department of Commerce-Insurance Division.

Effective March 25, 2021, Voya Holdings Inc. ("VHI") contributed Voya Financial Holding II, LLC ("VFHII") to the Company. On March 31, 2021, VFHII paid a return of capital of $20.0 to the Company. Subsequently, VFHII was liquidated.

The Company's surplus notes as of December 31, 2021:

Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party (Y/N)	Carrying Value of Note Prior Year	Carrying Value of Note Current Year*	Unapproved Interest And/Or Principal
12/1/2001	1.17%	$100,000	Y	$100,000	$—	$—
XXX	XXX	$100,000	XXX	$100,000	$—	$—

Current year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider).	Current Year Principal Paid	Life-To-Date Principal Paid	Date of Maturity
$1,351	$67,734	—%	$100,000	$100,000	9/15/2021
$1,351	$67,734	XXX	$100,000	$100,000	XXX

Are Surplus Note payments contractually linked? (Y/N)	Surplus Note payments subject to administrative offsetting provisions? (Y/N)	Were Surplus Notes proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Is Asset Issuer a Related Party (Y/N)	Type of Assets Received Upon Issuance
N	N	N	N
XXX	XXX	XXX	XXX	XXX

Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Issuer? (Y/N)
$—	$—	N
$—	$—	XXX

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

A surplus note with a carrying value and par value of $100.0 was issued by the Company to Voya Holdings on December 1, 2001 with September 15, 2021 as the date of maturity. On November 25, 2009, the surplus note transferred beneficial ownership from Voya Holdings to SLDI Georgia Holdings, Inc.("SGH"). The principal was paid in 2021. For the years ended December 31, 2021, 2020 and 2019, interest paid totaled $1.4, $2.3 and $3.1, respectively. There is no accrued interest for the years ended December 31, 2021 and 2020. The interest rate associated with this surplus debenture varies. The amount of unapproved interest and/or principal associated with this surplus debenture is $0.0, $0.5, and $0.9 as of December 31, 2021, 2020 and 2019, respectively.

Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders of the Company in the event of (a) the institution of bankruptcy, reorganization, insolvency, or liquidation proceedings by or against the Company, or (b) the appointment of a Trustee, receiver or other conservator for a substantial part of the Company’s properties. Any payment of principal and/or interest made is subject to the prior approval of the Minnesota Insurance Commissioner. .

Capital Contributions and Extraordinary Dividends

On April 4, 2019, the Company declared an extraordinary distribution, which has been recorded as a reduction to gross paid in capital and contributed surplus, in the amount of $360.0 to its sole shareholder, Voya Holdings Inc., for ultimate distribution to Voya Financial, Inc., subject to approval of the Minnesota Department of Commerce-Insurance Division, which was paid on April 30, 2019, after receipt of such approval.

On May 20, 2021, the Company declared an extraordinary distribution, which has been recorded as a reduction to gross paid in capital and contributed surplus, in the amount of $358 to its sole shareholder, Voya Holdings Inc., for ultimate distribution to Voya Financial, Inc., subject to approval of the Minnesota Department of Commerce-Insurance Division, which was paid on June 29, 2021, after receipt of such approval.

Life and health insurance companies are subject to certain Risk Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

13.    Fair Values of Financial Instruments
The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes more significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

    The Company’s composition of asset mix can change from period to period and all assets described below may not be held at December 31, 2021.

The following methods and assumptions are used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash, cash equivalents and short-term investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Bonds and equity securities: The Company utilizes a number of valuation methodologies to determine the fair values of its bonds, preferred stocks and common stocks reported herein in conformity with the concepts of “exit price” and the fair value measurement as prescribed in SSAP No. 100R, Fair Value ("SSAP No. 100R"). Valuations are obtained from third party commercial pricing services, brokers, and industry-standard vendor-provided software that models the value based on market observable inputs. The valuations obtained from brokers and third-party commercial pricing services are non-binding. The valuations are reviewed and validated monthly through the internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades, or monitoring of trading volumes.

Fair values of privately placed bonds are determined using a matrix-based pricing model. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer, and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees, and the Company’s evaluation of the borrower’s ability to compete in its relevant market. Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond.

Fair values for actively traded marketable bonds are determined based upon quoted market prices and are classified as Level 1 assets. Corporate bonds, ABS, U.S. agency bonds, and foreign securities use observable pricing method such as matrix pricing, market corroborated pricing or inputs such as yield curves and indices. These investments are classified as Level 2. All other bonds are classified as level 2 or 3.

For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placement investments, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 1.0% and 8.4% over the total portfolio. The Company’s statutory fair values represent the amount that would be received to sell securities at the measurement date (i.e. “exit value” concept).
Mortgage loans: Estimated fair values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Derivative financial instruments: Fair values for derivative financial instruments are based on broker/dealer valuations or on internal discounted cash flow pricing models, taking into account current cash flow assumptions and the counterparties’ credit standing.

Assets held in separate accounts: Assets held in separate accounts, are reported at the quoted fair values of the underlying investments in the separate account. The underlying investments include mutual funds, short-term investments and cash, the valuation of which are based upon quoted market prices.

    The carrying value of all other financial instruments approximates their fair value.

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of amortized cost or market.

Derivatives are carried at fair value, which is determined using the Company’s derivative accounting system in conjunction with observable key financial data from third-party sources, such as yield curves, exchange rates, Standard & Poor's ("S&P") 500 Index prices, Secured Overnight Financing Rate ("SOFR"), and Overnight Index Swap Rates ("OIS"). For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third-party brokers. Derivatives which qualify for hedge accounting treatment are reported in a manner that is consistent with the accounting for the hedged asset or liability.

The Company's financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. Financial assets and liabilities recorded at fair value on the balance sheets are categorized as follows:

▪Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market.

▪Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a)Quoted prices for similar assets or liabilities in active markets;

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

b)Quoted prices for identical or similar assets or liabilities in non-active markets;
c)Inputs other than quoted market prices that are observable; and
d)Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

▪Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.
The following valuation methods and assumptions were used by the Company in estimating the reported values for the investments and derivatives described below:

Bonds and other invested assets: Securities that are carried at fair value on the balance sheet are classified as Level 2 or Level 3. Level 2 bond prices are obtained through several commercial pricing services, which incorporate a variety of market observable information in their valuation techniques, including benchmark yields, broker-dealer quotes, credit quality, issuer spreads, bids, offers and other reference data to provide estimated fair values. Fair value for privately placed bonds and other invested assets is determined using a matrix-based pricing model and are classified as Level 2 assets. When a price cannot be obtained from a commercial pricing service, independent broker quotes are solicited. Securities priced using independent broker quotes are classified as Level 3. The Company’s level 3 fair value measurements of its bonds and other invested assets are primarily based on broker quotes for which the quantitative detail of the unobservable inputs is neither provided nor reasonably corroborated, thus negating the ability to perform a sensitivity analysis.

Preferred and common stock: Fair values of publicly traded equity securities are based upon quoted market price and are classified as Level 1 assets. Certain preferred stock and common stock prices are obtained through commercial pricing services and are classified as Level 2 assets. Other equity securities, typically private equities or equity securities not traded on an exchange are valued by other sources such as analytics or brokers and are classified as Level 3 assets.
Cash equivalents and short-term investments: The fair values for cash equivalents and short-term investments are generally determined based on most quoted market prices. These assets are classified as Level 1.

Assets held in separate accounts: Assets held in separate accounts are reported at the quoted fair values of the underlying investments in the separate accounts. Mutual funds, short-term investments and cash are based upon a quoted market price and are included in Level 1. The underlying instruments in bonds have valuations that are obtained from third-party

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

commercial pricing services and brokers and are classified in the fair value hierarchy consistent with the policies described above for bonds.

Derivatives: The carrying amounts for these financial instruments, which can be assets or liabilities, reflect the fair value of the assets and liabilities. Certain derivatives are carried at fair value (on the balance sheets), which is determined using the Company’s derivative accounting system in conjunction with observable key financial data, such as yield curves, exchange rates, S&P 500 Index prices, SOFR, and OIS, which are obtained from third party sources and uploaded into the system. For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third party brokers. Counterparty credit risk is considered and incorporated in the Company’s valuation process through counterparty credit rating requirements and monitoring of overall exposure. The Company’s own credit risk is monitored by comparison of credit ratings from national rating services. It is the Company’s policy to transact only with investment grade counterparties with a credit rating of A- or better. The Company also has certain swaps and options that are priced using models that primarily use market observable inputs, but contain inputs that are not observable to market participants, which have been classified as Level 3. Futures and TBA forwards are valued based on quoted prices and listed as level 1. However, all other derivative instruments are valued based on market observable inputs and are classified as Level 2.

Mortgage loans: The fair values for mortgage loans are estimated on a monthly basis using discounted cash flow analyses and rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Mortgage loans are classified as Level 3.

Contract loans: The fair value of contract loans approximates the carrying value of the loans. Contract loans are collateralized by the cash surrender value of the associated insurance contracts and are classified as Level 2.

Deposit type contracts: Fair value is estimated as the present value of expected cash flows associated with the contract liabilities discounted using risk-free rates plus an adjustment for nonperformance risk. The valuation is consistent with current market parameters. Margins for non-financial risks associated with the contract liabilities are also included. These liabilities are classified as Level 2.

For certain deposit type contracts, fair value is estimated by discounting cash flows at rates that are risk-free rates plus an adjustment for nonperformance risk. These liabilities are classified as Level 2.

Supplementary contracts and immediate annuities: Fair value is estimated as the present value of expected cash flows associated with the contract liabilities discounted using risk-free rates plus an adjustment for nonperformance risk. The valuation is consistent with current

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

market parameters. Margins for non-financial risks associated with the contract liabilities are also included. These liabilities are classified as Level 3.

The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2021:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Bonds, including securities pledged	$8,979,296	$8,169,293	$207,680	$8,385,959	$385,657
Preferred stock	124,218	123,046	5,265	5,739	113,213
Common stock	37,316	37,316	3,306	31,400	2,611
Mortgage loans	1,354,511	1,268,108	—	—	1,354,511
Contract loans	201,307	201,307	—	201,307	—
Other invested assets	230,854	196,608	—	59,797	171,057
Cash equivalents and short-term investments	149,432	149,433	149,282	50	100
Derivatives
Equity contracts	3,019	3,019	—	3,019	—
Foreign exchange contracts	1,794	923	—	1,794	—
Interest rate contracts	13,144	12,850	—	13,144	—
Separate account assets	2,847,286	2,847,286	2,841,371	5,179	736
Total Assets	$13,942,177	$13,009,190	$3,206,904	$8,707,388	$2,027,885

Liabilities:
Supplementary contracts and immediate annuities	$104,864	$92,989	$—	$—	$104,864
Deposit type contracts	1,096,740	1,054,105	—	1,096,740	—
Derivatives
Credit contracts	34	317	—	34	—
Equity contracts	2,225	2,225	—	2,225	—
Foreign exchange contracts	1,294	3,987	—	1,294	—
Interest rate contracts	80,757	61,930	128	80,629	—
Total Liabilities	$1,285,914	$1,215,552	$128	$1,180,922	$104,864

The Company did not have any financial instruments for which it was not practicable to estimate fair value or measured and reported at net asset value (NAV) as of December 31, 2021.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2020:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Bonds, including securities pledged	$14,526,452	$12,281,330	$529,046	$13,246,810	$750,596
Preferred stock	94,193	73,875	6,942	5,916	81,335
Common stock	20,880	20,880	41	10,000	10,840
Mortgage loans	2,099,753	1,946,419	—	—	2,099,753
Contract loans	484,588	484,588	—	484,588	—
Other invested assets	288,053	206,127	—	288,053	—
Cash equivalents and short-term investments	32,562	32,323	28,116	4,447	—
Derivatives
Equity contracts	4,673	4,673	—	4,673	—
Foreign exchange contracts	734	286	—	734	—
Interest rate contracts	12,700	12,315	624	12,076	—
Separate account assets	2,604,754	2,604,754	2,594,055	9,945	754
Total Assets	$20,169,342	$17,667,570	$3,158,824	$14,067,242	$2,943,278

Liabilities:
Supplementary contracts and immediate annuities	$73,883	$103,665	$—	$—	$73,883
Deposit type contracts	680,076	680,076	—	680,076	—
Derivatives
Credit contracts	311	524	—	311	—
Equity contracts	3,826	3,826	—	3,826	—
Foreign exchange contracts	7,088	9,142	—	7,088	—
Interest rate contracts	116,607	77,088	35	116,573	—
Total Liabilities	$881,792	$874,321	$35	$807,874	$73,883

The Company did not have any financial instruments for which it was not practicable to estimate fair value or measured and reported at net asset value (NAV) as of December 31, 2020.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The table below shows assets and liabilities measured and reported at fair value as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Bonds
Foreign	$—	$9	$—	$9
Preferred stock	5,265	—	43,054	48,319
Common stock	3,306	31,400	2,611	37,316
Derivatives
Equity contracts	—	3,019	—	3,019
Foreign exchange contracts	—	131	—	131
Interest rate contracts	—	12,850	—	12,850
Separate account assets	2,841,371	5,179	736	2,847,286
Total assets	$2,849,942	$52,588	$46,401	$2,948,930

Liabilities:
Supplementary contracts and immediate annuities	$—	$—	$37,523	$37,523
Deposit type contracts	—	555,318	—	555,318
Derivatives
Credit contracts	—	116	—	116
Equity contracts	—	2,225	—	2,225
Foreign exchange contracts	—	134	—	134
Interest rate contracts	103	61,827	—	61,930
Total liabilities	$103	$619,620	$37,523	$657,246

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The table below shows assets and liabilities measured and reported at fair value as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Common stock	$41	$10,000	$10,840	$20,881
Derivatives
Equity contracts	—	4,673	—	4,673
Interest rate contracts	624	11,691	—	12,315
Separate account assets	2,594,055	9,945	754	2,604,754
Total assets	$2,594,720	$36,309	$11,594	$2,642,623

Liabilities:
Deposit type contracts	$—	$680,076	$—	$680,076
Supplementary contracts and immediate annuities	—	—	40,817	40,817
Derivatives
Credit contracts	—	318	—	318
Equity contracts	—	3,826	—	3,826
Foreign exchange contracts	—	1,028	—	1,028
Interest rate contracts	—	77,088	—	77,088
Total liabilities	$—	$762,336	$40,817	$803,153

The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities for the year ended December 31, 2021:

Description	Beginning of the Year	Transfers into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	End of the Year
	(In Thousands)
Assets
Preferred Stock	$—	$30,744	$—	$—	$12,310	$—	$—	$—	$—	$43,054
Common Stock	10,840	—	—	(109)	5,305	8,526	—	(19,689)	(2,262)	2,611
Separate accounts	754	—	—	—	58	—	—	—	(75)	736
Total	$11,594	$30,744	$—	$(109)	$17,673	$8,526	$—	$(19,689)	$(2,337)	$46,401

Liabilities
Supplementary contracts and immediate annuities	$40,817	$—	$—	$—	$—	$—	$—	$—	$(3,295)	$37,523
Total	$40,817	$—	$—	$—	$—	$—	$—	$—	$(3,295)	$37,523

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

Transfers into or out of Level 3 during the year end December 31, 2021 are due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes, when prices are not available from one of the commercial pricing services, are reflected as transfers into Level 3. These securities are generally less liquid with very limited trading activity or where less transparency exists corroborating the inputs to the valuation methodologies. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities for the year ended December 31, 2020:

Description	Beginning of the Year	Transfers into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	End of the Year
	(In Thousands)
Bonds
Common Stock	$11,057	$—	$—	$(3,182)	$1,155	$2,949	$—	$—	$(1,140)	$10,839
Separate accounts	980	—	—	—	(151)	—	—	—	(75)	754
Total	$12,037	$—	$—	$(3,182)	$1,004	$2,949	$—	$—	$(1,215)	$11,593
Liabilities
Supplementary contracts and immediate annuities	$40,599	$—	$—	$—	$—	$—	$—	$—	$218	$40,817
Total	$40,599	$—	$—	$—	$—	$—	$—	$—	$218	$40,817

There were no transfers into or out of Level 3 during the year ended December 31, 2020. The Company’s policy is to recognize transfers in and transfers out as of the beginning of the most recent quarterly reporting period.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

14.Commitments and Contingencies
Operating Leases: The Company is party to certain cost sharing agreements with other affiliated Voya Financial, Inc. companies. Included in these cost sharing arrangements is rent expense, which is allocated to the Company in accordance with systematic cost allocation arrangements. During the years ended December 31, 2021, 2020 and 2019, rent expense totaled $0.8, $1.7 and $1.9, respectively.

Legal Proceedings - The Company is involved in threatened or pending lawsuits or arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation and arbitrations, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. The Company’s litigation includes Henkel of America v. ReliaStar Life Insurance Company, et al. (USDC District of Connecticut, No. 1:18-cv-00965) (filed June 8, 2018). Plaintiff alleges that the Company breached the terms of a stop loss policy it issued to Plaintiff by refusing to reimburse Plaintiff for more than $47.0 in claims incurred by participants in prior years and submitted for coverage under the stop loss policy. Plaintiff alleges a breach of contract claim or, in the alternative, that the stop loss policy be declared to cover the submitted claims, and also asserts that the Company engaged in unfair trade practices and unfair insurance practices in violation of state statutes, and did so willfully and intentionally to warrant an award of punitive damages under state law. On July 8, 2021, the district court denied defendant Express Scripts’ motion for summary judgment. The Company denies the allegations, which it believes are without merit, and intends to defend the case vigorously.

In addition, the life insurance industry, including the Company, has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves. This litigation is generally known as cost of insurance litigation. While it is not possible to forecast the outcome of such lawsuits or arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits or arbitrations will not have a material adverse effect on the Company's operations or financial position. Cost of insurance litigation for the Company includes Advance Trust & Life Escrow Services, LTA v. ReliaStar Life Insurance Company (USDC District of Minnesota, No. 1:18-cv-02863) (filed October 5, 2018), a putative class action in which Plaintiff alleges that the Company’s universal life insurance policies only permitted the Company to rely upon the policyholders’ expected future mortality experience to establish the cost of insurance, and that as projected mortality experience improved, the policy language required the Company to decrease the cost of insurance. Plaintiff alleges that the Company did not decrease the cost of insurance as required, thereby breaching its contract with the policyholders, and seeks class certification.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

The Company denies the allegations in the complaint, believes the complaint to be without merit, and will defend the lawsuit vigorously

Regulatory Matters - As with many financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with examinations, inquiries, investigations and audits of the products and practices of the Company or the financial services industry. Some of the investigations, examinations, audits and inquiries could result in regulatory action against the Company. The potential outcome of such regulatory action is difficult to predict, but could subject the Company to adverse consequences, including, but not limited to, additional payments to beneficiaries, settlement payments, penalties, fines and other financial liability, and changes to the Company's policies and procedures. The potential economic consequences cannot be predicted, but management does not believe that the outcome of any such action will have a material adverse effect on the Company's financial position. It is the practice of the Company to cooperate fully in these matters.

Investment Purchase Commitments: As part of its overall investment strategy, the Company has entered into agreements to purchase private placements and commercial mortgage loans of $17.4 and $28.3 at December 31, 2021 and 2020, respectively. The Company is also committed to provide additional capital contributions of $273.3 and $327.0 at December 31, 2021 and 2020, respectively, in partnerships.

Liquidity: The Company’s principal sources of liquidity are product charges, investment income, premiums, proceeds from the maturity and sale of investments, and capital contributions. Primary uses of these funds are payments of commissions and operating expenses, interest credits, investment purchases, and contract maturities, death benefits, withdrawals, surrenders and dividends to its parent.

The Company’s liquidity position is managed by maintaining adequate levels of liquid assets, such as cash, cash equivalents, and short-term investments. In addition, the investment portfolio is primarily composed of high quality fixed income investments, which include holdings of U.S. Government securities, high quality corporate bonds and agency backed residential mortgage backed securities. Asset/liability management is integrated into many aspects of the Company’s operations, including investment decisions, product development, and determination of crediting rates. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows.

The fixed account liabilities are supported by a general account portfolio principally composed of fixed rate investments with matching duration characteristics that can generate predictable, steady rates of return. The portfolio management strategy for the general account

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
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(Dollar amounts in millions, unless otherwise stated)

considers the assets available-for-sale. This strategy enables the Company to respond to changes in market interest rates, prepayment risk, relative values of asset sectors and individual securities and loans, credit quality outlook, and other relevant factors. The Company’s asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change. In executing this strategy, the Company uses derivative instruments to manage these risks. The Company’s derivative counterparties are of high credit quality.

15.    Financing Agreements
The Company has entered into a reciprocal loan agreement with Voya Financial, Inc. to promote efficient management of cash and liquidity and to provide for unanticipated short-term cash requirements. Under this agreement, which expires December 31, 2030, the Company and Voya Financial, Inc. can borrow up to 2% of the Company’s admitted assets excluding separate accounts as of December 31 of the preceding year from one another. Interest on any borrowing by a subsidiary under a reciprocal loan agreement is charged at a rate based on the prevailing market rate for similar third-party borrowing or securities. Under this agreement, the Company received minimal interest income for the year ended December 31, 2021, and $0.1 and $0.3 for the years ended December 31, 2020, and 2019, respectively.

There was minimal interest expense incurred on borrowed money for the years ended December 31, 2021, 2020, and 2019.

As of December 31, 2021 and 2020, the Company had $0.0 and $0.0 outstanding receivable and no outstanding payable from Voya Financial, Inc. under the reciprocal loan agreement.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

16.    Related Party Transactions
The Company has entered into various management and services contracts with other affiliated Voya Financial, Inc. companies. The costs associated with these agreements are allocated among those companies in accordance with systematic cost allocation methods. Balances due to/from affiliates are settled monthly. The Company's material related party agreements are detailed below:

Investment Management: The Company has entered into an investment advisory agreement with Voya Investment Management LLC ("VIM") under which VIM provides the Company with investment management services. For the years ended December 31, 2021, 2020 and 2019, expenses were incurred in the amounts of $22.0, $30.6, and $30.4, respectively.

The Company has entered into a services agreement with VSC whereby VSC provides certain administrative, management, professional, advisory, consulting and other services to the Company. For the years ended December 31, 2021, 2020 and 2019, expenses were incurred in the amounts of $414.1, $341.3, and $247.6, respectively.

Effective on March 1, 2021, the Company acquired 49.9% of the issued and outstanding common stock of VSI from Voya Financial, Inc for $79.8.

On March 30, 2021 the Company received a return of capital of $52 cash and $51.6 in the form of investments from RR.

Tax Sharing Agreements: See Note 9 for disclosure related to the federal tax sharing agreement.

The Company has also entered into a state tax sharing agreement with Voya Financial, Inc. and each of the specific subsidiaries that are parties to the agreement.  The state tax agreement applies to situations in which Voya Financial, Inc. and all or some of the subsidiaries join in the filing of a state or local franchise, income tax, or other tax return on a consolidated, combined or unitary basis.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

17.    Accident and Health Contracts
The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

	2021	2020
	(In Thousands)
Balance at January 1	$436,398	$434,279
Less reinsurance recoverables	63,809	362,541
Net balance at January 1	372,589	71,738

Incurred related to:
Current year	105,088	342,964
Prior years	229,970	239,767
Total incurred	335,058	582,731

Paid related to:
Current year	211,310	191,477
Prior years	93,633	90,404
Total paid	304,943	281,881

Net balance at December 31	402,705	372,589
Plus reinsurance recoverables	66,443	63,809
Balance at December 31	$469,148	$436,398

The change in incurred losses and loss adjustment expenses attributable to insured events of prior years is generally the result of ongoing analysis of recent loss development trends, but could include a reduction due to retrospectively rated contracts. Incurred and paid claims are presented net of reinsurance. Original estimates are increased or decreased as additional information becomes known regarding individual claims.
As a result of a modified coinsurance reinsurance agreement, the entire claim liability is held by the Company, while only 20% of the paid claims remain on the Company's financial statements. Incurred and paid claims are presented net of reinsurance.

The liability for unpaid accident and health claims and claim adjustment expenses is included in accident and health reserves and unpaid claims on the balance sheet.

As of December 31, 2020, a $7.5 decrease in reserves was driven by two updates to the Supplemental Benefit IBNR calculation: 1) Pegged loss ratios were updated to reflect recent trends and 2) The grading period from the pegged loss ratio to the full claims experience was updated to reflect the speed at which claims develop.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
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(Dollar amounts in millions, unless otherwise stated)

18.    Retrospectively Rated Contracts
The Company estimates accrued retrospective premium adjustments for its group life and health insurance business through a mathematical approach using an algorithm of the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premium as an adjustment to earned premium. The amount of group life premiums written, net of reinsurance, by the Company that was subject to retrospective rating features was $16.2, $16.0, and $13.9 for December 31, 2021, 2020, and 2019, respectively. This represented $3.1%, 3.1%, and 7.9% of the total group life premiums written, net of reinsurance, for December 31, 2021, 2020 and 2019, respectively. The amount of group health premiums written, net of reinsurance, which are subject to retrospective rating features by the Company was $109.9, $79.1, and $1.7 for December 31, 2021, 2020 and 2019, respectively. This represented 6.3%, 5.1%, and 0.6% of net group health premiums written at December 31, 2021, 2020 and 2019, respectively.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
____________________________________________________________________________________________________________________________________________________________
(Dollar amounts in millions, unless otherwise stated)

19.    Direct Premiums Written/Produced by Managing General Agents/Third Party
Administrators

Name of Managing General Agent or Third Party Administrator	FEIN Number	Exclusive Contract	Type of Business Written	Type of Authority Granted *	Total Direct Premiums Written
					(In Thousands)
2021
Disability Reinsurance Management Services One Riverfront Plaza Westbrook, ME 04092-9700	01-0483086	No	Disability Income	C,CA,B,U	$168,507
Total					$168,507

2020
Disability Reinsurance Management Services One Riverfront Plaza Westbrook, ME 04092-9700	01-0483086	No	Disability Income	C,CA,B,U	$161,212
Total					$161,212

2019
Disability Reinsurance Management Services One Riverfront Plaza Westbrook, ME 04092-9700	01-0483086	No	Disability Income	C,CA,B,U	$145,534
Total					$145,534

* C = Claims payment, CA = Claims adjustment, B = Binding authority, U = Underwriting

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2021
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(Dollar amounts in millions, unless otherwise stated)

20.    Subsequent Events
The Company is not aware of any events occurring subsequent to December 31, 2021 that may have a material effect on the Company's financial statements. The Company evaluated events subsequent to December 31, 2021 through March 28, 2022, the date the financial statements were available to be issued.